UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2008
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

Watsco, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2665 South Bayshore Drive, Suite 901
Coconut Grove, Florida 33133

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 27, 2005

To the shareholders of Watsco, Inc.:

The 2005 Annual Meeting of Shareholders of Watsco, Inc. will be held at the St. Regis Hotel, Two East 55th Street, New York, New York on Friday, May 27, 2005, at 8:30 a.m. local time, for the purpose of considering and voting on the following matters:

(1)  A proposal for the holders of Class B common stock to elect one member to our Board of Directors to hold office until the 2007 annual meeting of shareholders and to elect two members to our Board of Directors to hold office until the 2008 annual meeting of shareholders or until their successors are duly elected and qualified, and for the holders of common stock to elect one member to our Board of Directors to hold office until the 2006 annual meeting of shareholders and to elect one member to our Board of Directors to hold office until the 2008 annual meeting of shareholders or until their successors are duly elected and qualified;

(2)  To consider and act upon a proposal to approve, adopt and ratify amendments to the Company’s Second Amended and Restated 1996 Qualified Employee Stock Purchase Plan to, among other items, increase the amount of shares of Common Stock of the Company reserved for issuance from 800,000 to 900,000 shares; and

(3)  The transaction of such other business as may properly come before the annual meeting and any adjournment(s) or postponement(s) thereof.

All holders of record of shares of Watsco, Inc. stock (NYSE: WSO and AMEX: WSOB) at the close of business on April 8, 2005 are entitled to receive notice of the meeting and to vote at the meeting.

Your attention is directed to the accompanying Proxy Statement for further information with respect to the matters to be acted upon at the meeting.

Whether or not you expect to be present, please sign and date the enclosed proxy card and return it in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

By Order of the Board of Directors

BARRY S. LOGAN, Secretary

Coconut Grove, Florida
April 29, 2005

This is an important meeting and all shareholders are invited to attend the meeting in person. Those shareholders who are unable to attend are respectfully urged to execute and return the enclosed proxy card as promptly as possible in the enclosed return envelope. No postage is required if mailed in the United States. Shareholders who execute a proxy card may nevertheless attend the meeting, revoke their proxy and vote their shares in person.

WATSCO, INC.
2665 South Bayshore Drive, Suite 901
Coconut Grove, Florida 33133

PROXY STATEMENT

DATE, TIME AND PLACE OF ANNUAL MEETING

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Watsco, Inc. of proxies from the holders of our common stock, par value $.50 per share and our Class B common stock, par value $.50 per share for use at our 2005 annual meeting of shareholders to be held at the St. Regis Hotel, Two East 55th Street, New York, New York on Friday, May 27, 2005, at 8:30 a.m. local time or at any adjournment(s) or postponement(s) of the annual meeting.

This proxy statement and the enclosed form of proxy are being mailed to holders of our common stock and our Class B common stock on or about April 29, 2005. Shareholders should review the information provided in this proxy statement in conjunction with our 2004 Annual Report to Shareholders which accompanies this proxy statement. In this proxy statement, we refer to Watsco, Inc. as “Watsco”, “we”, “our” and the “Company.”

Our principal executive offices are located at 2665 South Bayshore Drive, Suite 901, Coconut Grove, Florida 33133.

ABOUT THE MEETING

What is the Date, Time and Place of the Annual Meeting?

Watsco’s 2005 Annual Shareholders’ Meeting will be held on Friday, May 27, 2005, beginning at 8:30 a.m., local time, at the St. Regis Hotel, Two East 55th Street, New York, New York.

What is the purpose of the annual meeting?

At the annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, consisting of (1) the election of five directors; (2) a proposal to approve, adopt and ratify amendments to the Company’s Second Amended and Restated 1996 Qualified Employee Stock Purchase Plan; and (3) any other matters that properly come before the meeting. In addition, management will discuss the performance of the Company and respond to questions from shareholders.

Who is entitled to vote at the meeting?

Only our shareholders of record at the close of business on April 8, 2005, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponement(s) or adjournment(s) of the meeting. As of the record date, there were 23,524,069 shares of our common stock outstanding (representing 28,918,819 shares issued less 5,394,750 shares held in treasury) and 3,895,347 shares of our Class B common stock outstanding (representing 3,943,610 shares issued less 48,263 shares held in treasury), all of which are entitled to be voted at the annual meeting.

A list of shareholders will be available at our executive offices at 2665 South Bayshore Drive, Suite 901, Coconut Grove, Florida 33133 for a period of ten days prior to the annual meeting and at the annual meeting itself for examination by any shareholder.

What are the voting rights of the holders of Watsco common stock and Class B common stock?

Holders of our common stock are entitled to one vote per share on each matter that is submitted to shareholders for approval and vote as a separate class to elect 25 percent of our directors (rounded up to the next whole number), which presently equates to three directors. Holders of our Class B common stock are entitled to ten votes per share on each matter that is submitted to shareholders for approval and vote as a separate class to elect 75 percent of our directors (rounded down to the next whole number), which presently equates to six directors. See Summary of Business Matters to be Voted On under “Election of Directors.” Holders of our common stock and our Class B common stock vote together as a single class on all matters except election of directors or as otherwise provided by applicable law.

Who can attend the meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of common stock and Class B common stock representing a majority of the combined voting power of the outstanding shares of stock on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, there were 23,524,069 shares of common stock outstanding and 3,895,347 shares of Class B common stock outstanding, all of which are entitled to be voted at the annual meeting.

As of the record date, our directors and executive officers and entities affiliated with these persons owned (i) common stock representing 3.2% of the outstanding shares of common stock and (ii) Class B common stock representing 86.4% of the outstanding shares of Class B common stock, together representing 55.1% of the aggregated combined votes of common stock and Class B common stock entitled to be cast at the annual meeting. Such persons and entities represent a majority of the combined voting power of the outstanding shares of stock on the record date and thus constitute a quorum and have informed us that they intend to vote all of their shares of common stock and Class B common stock in favor of all proposals set forth in the proxy statement.

What vote is required to approve each item?

For purposes of electing directors at the annual meeting, the nominees receiving the greatest numbers of votes of common stock and Class B common stock, voting as separate classes to the extent they are entitled to vote on a nominee shall be elected as directors. The affirmative vote of a majority of votes of common stock and Class B common stock present, in person or by proxy at the annual meeting and voting together as a single class, is required for the approval of the proposal to approve, adopt and ratify amendments to the Company’s Second Amended and Restated 1996 Qualified Employee Stock Purchase Plan and any other matter that may be submitted to a vote of our shareholders.

Prior to the annual meeting, we will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of common stock and Class B common stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

A properly executed proxy marked “WITHHOLD VOTE” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated although it will be counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for directors.

Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining a quorum but will not be counted as votes cast “for” or “against” any given matter. Thus, abstentions and broker non-votes have the same effect as votes cast against proposals requiring a majority or greater percentage of the outstanding shares entitled to vote but do not have any effect on proposals requiring a majority or plurality of the shares present and entitled to vote. If less than a majority of the combined voting power of the outstanding shares of common stock and Class B common stock are represented at the annual meeting, a majority of the shares so represented may adjourn the annual meeting from time to time without further notice.

What are the Board’s recommendations?

Watsco’s board of directors recommends a vote FOR the election of the respective nominees for director named in this proxy statement and FOR the proposal to approve, adopt and ratify the amendments to the Company’s Second Amended and Restated 1996 Qualified Employee Stock Purchase Plan.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below) will be voted (a) FOR the election of the respective nominees for director named in this proxy statement, (b) FOR the proposal to approve, adopt and ratify the amendments to the Company’s Second Amended and Restated 1996 Qualified Employee Stock Purchase Plan and (c) in accordance with the recommendation of Watsco’s Board of Directors, FOR or AGAINST all other matters as may properly come before the annual meeting. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification made.

How do I vote?

You can vote in any of the following ways.

To vote by mail:

•	Mark, sign and date your proxy card; and

•	Return it in the enclosed envelope.

To vote in person if you are a registered shareholder:

•	Attend our annual meeting;

•	Bring valid photo identification; and

•	Deliver your completed proxy card or ballot in person.

To vote in person if you hold in “street name:”

•	Attend our annual meeting;

•	Bring valid photo identification; and

•	Obtain a legal proxy from your bank or broker to vote the shares that are held for your benefit, attach it to your completed proxy card and deliver it in person.

Can I change my vote after I return my proxy card?

Yes. The giving of a proxy does not eliminate the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise of that proxy, either in person at the annual meeting or by filing with our Secretary at our headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by us at or prior to the annual meeting.

Who pays for costs relating to the proxy statement and annual meeting of shareholders?

The cost of preparing, assembling and mailing this proxy statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy card is to be borne by us. In addition to the use of mail, our directors, officers and employees may solicit proxies personally and by telephone, facsimile and other electronic means. They will receive no compensation in addition to their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in so doing.

STOCK OWNERSHIP

Who are the largest owners of our stock? How much stock do our directors and executive officers own?

The following table shows information regarding the beneficial ownership of our common stock and Class B common stock for the following:

(i)	each shareholder known by us to beneficially own more than 5% of any class of our voting securities,

(ii)	each of our directors and director nominees,

(iii)	each executive officer named in the Summary Compensation Table in “Executive Compensation,” and

(iv)	all directors and executive officers as a group.

The table also shows, in the final column, the combined voting power of the voting securities on all matters presented to the shareholders for their approval, except for the election of directors and for such separate class votes as are required by Florida law. All information is as of the record date.

	Common Stock Beneficially Owned(2)		Class B Stock Beneficially Owned(2)
Name and Address of Beneficial Owners(1)	Shares	Percent	Shares	Percent	Combined Percent of Voting Securities(2)
Shareholders owning more than 1% of any class of common stock:

Earnest Partners, LLC (3)	2,854,424	12.1%	—	—	4.6%
Columbia Wanger Asset Management, L.P. (4)	2,556,700	10.9	—	—	4.1
Barclays Global Investors, NA (5)	1,303,013	5.5	—	—	2.1
Alna Capital Associates (6)	240,277	1.0	1,524,301	39.7%	24.8

Directors and executive officers:

Albert H. Nahmad (7)	508,028	2.2%	4,694,325	88.6%	62.0%
Barry S. Logan (8)	260,746	1.1	150,000	3.8	2.8
Ana M. Menendez (9)	84,759	*	—	—	*
Bob L. Moss (10)	82,641	*	—	—	*
Paul F. Manley (11)	61,373	*	1,255	—	*
Cesar L. Alvarez (12)	55,313	*	—	—	*
Victor Lopez (13)	30,000	*	—	—	*
Sherwood M. Weiser (14)	24,000	*	—	—	*
Frederick H. Joseph (15)	20,000	*	—	—	*
George P. Sape (16)	13,333	*	—	—	*
Robert H. Dickinson (17)	13,267	*	—	—	*
All directors and executive officers as a group (11 persons) (18)	1,153,460	4.8%	4,845,580	90.1%	63.9%

*	Less than 1%.
(1)	Unless otherwise indicated below, (a) the address of each of the beneficial owners identified is c/o Watsco, Inc., 2665 South Bayshore Drive, Suite 901, Coconut Grove, Florida 33133 and (b) each person or group has sole voting and investment power with respect to all such shares.
(2)	Percentages are based on 23,524,069 shares of common stock and 3,895,347 shares of Class B common stock issued and outstanding as of the record date plus the number of potential shares of stock that beneficial owners may acquire within 60 days of the record date through the exercise of, exchange, or conversion of options or other rights. The number and percentage of shares beneficially owned is determined in accordance with the rules and regulations of the Securities Exchange Act of 1934, as amended and the information is not necessarily indicative of beneficial ownership for any other purpose.

Under applicable rules of the Securities and Exchange Commission, although each named person and all directors and executive officers as a group are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of, exchange, or conversion of options or other rights, and the Class B common stock is immediately convertible into common stock on a one-for-one basis, the number of shares set forth opposite each shareholder’s name does not include shares of common stock issuable upon conversion of our Class B common stock.

(3)	Based on Amendment No. 2, dated February 9, 2005, to Schedule 13G. The address of Earnest Partners, LLC, an investment adviser, is 75 Fourteenth Street, Suite 2300, Atlanta, Georgia 30309.
(4)	Based on Amendment No. 1, dated January 10, 2005, to Schedule 13G. The address of Columbia Wanger Asset Management L.P., an investment adviser, is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.
(5)	Based on Schedule 13G filed on February 14, 2005. Barclays Global Investors, NA is a bank as defined in section 3 (a)(6) of the Act (15 U.S.C. 78c). Consists of (i) 667,255 shares of common stock beneficially owned by Barclays Global Investors, NA and (ii) 635,758 shares of common stock beneficially owned by Barclays Global Fund Advisors, an investment adviser. The address of Barclays Global Investors, NA is 45 Fremont Street, San Francisco, CA 94105.
(6)	Alna Capital Associates (“Alna Capital”) is a New York limited partnership of which Mr. Nahmad owns a 43% interest and is the sole general partner. The address of Alna Capital is 505 Park Avenue, 16th Floor, New York, New York 10022.
(7)	Includes shares indicated as beneficially owned by Alna Capital. See footnote (6) above. The number of shares of common stock indicated also includes (i) 266,971 shares directly owned; and (ii) 780 shares owned pursuant to the Watsco, Inc. Amended and Restated Profit Sharing Retirement Plan & Trust (“Profit Sharing Plan”). The number of shares of Class B common stock indicated includes (i) 716,528 shares directly owned; (ii) 1,053,496 shares issued under Restricted Stock Agreements; (iii) 1,300,000 shares issuable upon exercise of presently exercisable options granted pursuant to our Third Amended and Restated 1991 Stock Option Plan (“1991 Plan”); and (iv) 100,000 shares issuable upon exercise of presently exercisable options granted pursuant to the 2001 Incentive Compensation Plan (“2001 Plan”).
(8)	The number of shares of common stock indicated includes (i) 27,679 shares directly owned; (ii) 88,750 shares issued pursuant to Restricted Stock Agreements; (iii) 1,817 shares owned pursuant to the Profit Sharing Plan; and (iv) 142,500 shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan. The number of shares of Class B common stock indicated includes (i) 50,000 shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan; (ii) 30,000 shares issuable upon exercise of presently exercisable options granted pursuant to the 2001 Plan; and (iii) 70,000 shares issued under Restricted Stock Agreements.
(9)	The number of shares of common stock indicated includes (i) 759 shares owned pursuant to the Profit Sharing Plan; (ii) 35,000 shares issued pursuant to Restricted Stock Agreements; (iii) 37,000 shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan; and (iv) 12,000 shares issuable upon exercise of presently exercisable options granted pursuant to the 2001 Plan.
(10)	The number of shares of common stock indicated includes (i) 55,016 shares directly owned; (ii) 4,000 shares owned by Mr. Moss’s spouse; and (iii) 13,500 shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan; and (iv) 10,125 shares issuable upon exercise of presently exercisable options granted pursuant to the 2001 Plan.
(11)	The number of shares of common stock indicated includes (i) 1,248 shares owned by a trust; (ii) 3,375 shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan and held by a trust; and (iii) 56,750 shares issuable upon exercise of presently exercisable options granted pursuant to the 2001 Plan and held by a trust. The number of shares of Class B common stock indicates shares owned by a trust.

(12)	The number of shares of common stock indicated includes (i) 25,313 shares issuable upon exercise of presently exercisable options granted pursuant to the 1991 Plan; and (ii) 30,000 shares issuable upon exercise of presently exercisable options granted pursuant to the 2001 Plan.
(13)	The number of shares of common stock indicates shares issuable upon exercise of presently exercisable options granted pursuant to the 2001 Plan.
(14)	The number of shares of common stock indicated includes (i) 17,333 shares directly owned; and (ii) 6,667 shares issuable upon exercise of presently exercisable options granted pursuant to the 2001 Plan.
(15)	The number of shares of common stock indicates shares issuable upon exercise of presently exercisable options granted pursuant to the 2001 Plan.
(16)	The number of shares of common stock indicates shares issuable upon exercise of presently exercisable options granted pursuant to the 2001 Plan.
(17)	The number of shares of common stock includes (i) 6,025 shares directly owned; (ii) 575 shares owned by Mr. Dickinson’s spouse; and (iii) 6,667 shares issuable upon exercise of presently exercisable options granted pursuant to the 2001 Plan.
(18)	Includes shares beneficially owned by directors and executive officers, as described in footnotes (6)–(17).

Compliance with Section 16(a) of the Securities Exchange Act of 1934 — Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5, as applicable, with the Securities and Exchange Commission (SEC), the New York Stock Exchange and the American Stock Exchange. Officers, directors and shareholders owning greater than ten percent of our common stock or Class B common stock are required by the SEC regulations to furnish us with copies of all Forms 3, 4 and 5 they file.

Based solely on our review of the copies of these forms received, the absence of a Form 3, 4, or 5 or representations from certain reporting persons that no Form 5 was required, we believe that all of our officers, directors, and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during 2004. In February 2005, 5,025 shares purchased by Mr. Dickinson and 575 shares purchased by Mr. Dickinson’s spouse were filed on Form 4 on April 22, 2005.

SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

I.

ELECTION OF DIRECTORS

Our Amended and Restated Articles of Incorporation and Bylaws provide that our Board of Directors shall consist of not less than three nor more than nine members, and shall be divided, as nearly as possible, into three equal divisions to serve in staggered terms of office of three years. Upon election at the annual meeting, Mr. Robert H. Dickinson, who was appointed as a director in January 2005 to fill a vacancy left by Mr. William E. Graham, who did not stand for re-election, will serve a term expiring at the 2006 annual meeting of shareholders or until his successor has been duly elected and qualified. Upon election at the annual meeting, Mr. Frederick H. Joseph, who was previously elected to serve a term expiring at the 2005 annual meeting of shareholders, will serve a term expiring at the 2007 annual meeting of shareholders or until his successor has been duly elected and qualified. Upon election at the annual meeting, Mr. Sherwood M. Weiser and Mr. Bob L. Moss, who were previously elected to serve terms expiring at the 2005 annual meeting of shareholders, will serve terms expiring at the 2008 annual meeting of shareholders or until their successors have been duly elected and qualified. Upon election at the annual meeting, Mr. Paul F. Manley, who was previously elected to serve a term expiring at the 2006 annual meeting of shareholders, will serve a term expiring at the 2008 annual meeting of shareholders or until his successor has been duly elected and qualified.

Two directors are to be elected at the annual meeting by the holders of common stock voting separately as a class. Messrs. Dickinson and Weiser have been nominated as directors to be elected by the holders of common stock and proxies will be voted for Messrs. Dickinson and Weiser absent contrary instructions. Messrs. Dickinson and Weiser have served as directors since January 2005 and June 2003, respectively.

Three directors are to be elected at the annual meeting by the holders of Class B common stock voting separately as a class. Messrs. Joseph, Manley and Moss have been nominated as directors to be elected by the holders of Class B common stock and proxies will be voted for Messrs. Joseph, Manley and Moss absent contrary instructions. Messrs. Joseph, Manley and Moss have served as directors since 2003, 1984 and 1992, respectively.

Each nominee has consented to serve as a director; however, in the event that a nominee for a directorship is unable to accept election or if any other unforeseen contingencies should arise, it is intended that proxies will be voted for the remaining nominees, if any, and for such other person as may be designated by the Board of Directors, unless it is directed by a proxy to do otherwise.

MANAGEMENT AND THE BOARD OF DIRECTORS

Who are the directors and executive officers of the Company?

Name	Age	Position with the Company
Albert H. Nahmad	64	Chairman of the Board and President
Barry S. Logan	42	Senior Vice President and Secretary
Ana M. Menendez	40	Chief Financial Officer and Treasurer
Cesar L. Alvarez	57	Director
Robert H. Dickinson	62	Director
Frederick H. Joseph	68	Director
Victor Lopez	54	Director
Paul F. Manley	68	Director
Bob L. Moss	57	Director
George P. Sape	60	Director
Sherwood M. Weiser	74	Director

ALBERT H. NAHMAD has served as our Chairman of the Board and President since December 1973. Mr. Nahmad is the general partner of Alna Capital Associates, a New York limited partnership, which is a shareholder of the Company.

BARRY S. LOGAN has served as our Senior Vice President since November 2003 and as Secretary since 1997. Mr. Logan served as Vice President — Finance/CFO from 1997 to October 2003 and as Treasurer from 1996 to 1998. Mr. Logan is a certified public accountant.

ANA M. MENENDEZ has served as our Chief Financial Officer since November 2003, as Treasurer from 1998 to October 2003 and as Assistant Secretary since 1999. Ms. Menendez is a certified public accountant.

CESAR L. ALVAREZ has been a director since 1997. Mr. Alvarez has served as the President and Chief Executive Officer of the international law firm of Greenberg Traurig, LLP since 1997. Prior to that time, Mr. Alvarez practiced law at Greenberg Traurig, LLP for over 25 years. Mr. Alvarez also serves as the Chairman of the Board of Directors of Pediatrix Medical Group, Inc., and as a director of Atlantis Plastics, Inc. and New River Pharmaceuticals, Inc.

ROBERT H. DICKINSON was appointed as a director in January 2005. Mr. Dickinson has been a director of Carnival Corporation since June 1987 and a director of Carnival plc since April 2003. Since May 2003, Mr. Dickinson has served as President and Chief Executive Officer of the Carnival Cruise Lines division of Carnival Corporation. From May 1993 through May 2003, Mr. Dickinson was President and Chief Operating Officer of Carnival Cruise Lines. Mr. Dickinson was Senior Vice President-Sales and Marketing of Carnival Cruise Lines from 1979 through May 1993.

FREDERICK H. JOSEPH has been a director since 2003. Mr. Joseph has been a Managing Director of Morgan Joseph & Co. Inc., an investment banking firm, since 2001. From 1998 to 2001, Mr. Joseph served as Senior Advisor and Managing Director of ING Barings LLC, an investment banking firm. Mr. Joseph serves as a director of American Biltrite Inc. Mr. Joseph is subject to a 1993 consent decree with the SEC that bars him from being chairperson, chief executive officer or president of any broker, dealer, municipal securities dealer, investment adviser or investment company.

VICTOR LOPEZ has been a director since 2001. Mr. Lopez is the Divisional Vice President of Hyatt Hotels and Resorts and has served in various other capacities during the past 25 years at Hyatt.

PAUL F. MANLEY has been a director since 1984. Mr. Manley served as Executive Director of the law firm of Holland & Knight from 1987 to 1991. From 1982 to 1987, Mr. Manley served as Vice President of Planning at Sensormatic Electronics Corporation. Prior to 1982, Mr. Manley served as the Managing Partner of the Miami office of Arthur Young & Company.

BOB L. MOSS has been a director since 1992. Mr. Moss is President of Bob L. Moss & Associates, Inc., a consulting firm specializing in construction management and development. Mr. Moss previously served as Chairman of the Board and Chief Executive Officer of Centex Construction Group from 2000 to 2002, the largest domestic general building contractor in the nation. From 1986 to December 1999, Mr. Moss served as Chairman of the Board and Chief Executive Officer of Centex-Rooney Construction Company, Inc., Florida’s largest contracting organization.

GEORGE P. SAPE has been a director since 2003. Mr. Sape, has been the Managing Partner of Epstein Becker and Green, P.C., a New York-based law firm, since 1986. Mr. Sape previously served as Vice President and General Counsel for Organizations Resources Counselors, Inc., a consulting services provider to a number of Fortune 500 companies and has served as counsel or as an advisor to various congressional committees related to labor, education and public welfare. Mr. Sape also serves on the Board of the University of Colorado School of Business.

SHERWOOD M. WEISER has been a director since 2003. Mr. Weiser has served as the Chairman and CEO of the Continental Companies and its affiliated companies, a privately held hotel company, since 1972. During this time, Mr. Weiser developed, owned and/or operated over 85 hotels throughout the United States, the Caribbean and Latin America. Mr. Weiser serves on the Board of Trustees of the University of Miami and

as the Chairman of the Board of Directors of the Performing Arts Center Foundation of Greater Miami. Mr. Weiser also serves as a director of Mellon United National Bank, Wyndham International and Interstate Hotels & Resorts.

Our Amended and Restated Articles of Incorporation provide for the Board of Directors to have up to nine members, to be divided as nearly as possible in three equal divisions to serve in staggered terms of three years. The number of members comprising the Board of Directors presently is nine, three of whom are common stock directors and six of whom are Class B common stock directors. Messrs. Joseph (Class B), Moss (Class B) and Weiser (common) serve until the 2005 annual meeting of shareholders. Messrs. Lopez (common), Manley (Class B) and Sape (Class B) serve until the 2006 annual meeting of shareholders. Messrs. Alvarez (Class B) and Nahmad (Class B) serve until the 2007 annual meeting of shareholders. Mr. Dickinson (common) was appointed as a director in January 2005 to fill a vacancy. If the directors nominated for election are elected by the holders of our common stock and Class B common stock, Mr. Dickinson will serve until the 2006 annual meeting of shareholders, Mr. Joseph will serve until the 2007 annual meeting of shareholders and Messrs. Manley, Moss and Weiser will serve until the 2008 annual meeting of shareholders. See Summary of Business Matters to be Voted On under “Election of Directors.”

BOARD OF DIRECTORS’ MEETINGS, COMMITTEES OF THE BOARD
AND RELATED MATTERS

How often did the Board meet during fiscal 2004?

During the fiscal year ended December 31, 2004, our Board of Directors took action by unanimous written consent three times and held four meetings. During 2004, no incumbent director attended fewer than 75 percent of the aggregate of (i) the number of meetings of the Board of Directors held during the period he served on the Board and (ii) the number of meetings of committees of the Board of Directors held during the period he served on these committees. Watsco’s Corporate Governance Guidelines provide that all directors should make every effort to attend meetings of Watsco’s shareholders. In 2004, all of our incumbent directors attended the annual shareholders’ meeting.

What committees has the Board established?

The Board of Directors has established three standing committees: (1) the Audit Committee, (2) the Compensation Committee and (3) the Nominating & Strategy Committee. Until April 26, 2004, the Company also maintained a Stock Option Committee. Certain duties of the Stock Option Committee were assumed by the Compensation Committee and other duties were delegated to the CEO as of that date. See the Compensation Committee Charter attached to this proxy statement as Appendix B for further details.

Audit Committee

During 2004, Messrs. Manley, Lopez, Moss and Sape were the members of the Audit Committee. All Audit Committee members are independent as required by applicable listing standards of the New York Stock Exchange, American Stock Exchange, Sarbanes-Oxley Act of 2002 and applicable SEC rules. The committee held eight meetings during 2004. All Audit Committee members possess the required level of financial literacy as defined in the Audit Committee Charter and Mr. Manley, Chairman of the Audit Committee, qualifies as an “audit committee financial expert” as defined by applicable SEC rules and regulations and meets the current standard of requisite financial management expertise as required by NYSE, AMEX and applicable SEC rules and regulations.

The Audit Committee’s functions include overseeing the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications of our independent auditors, and the performance of our internal audit function and controls regarding finance, accounting, legal compliance and ethics that management and our Board of Directors have established. In this oversight capacity, the Audit Committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by our internal auditors and independent registered certified public accounting firm, including their recommendations to improve the system of accounting and internal controls, as required by section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of Ernst & Young LLP, our independent registered certified public accounting firm.

The Audit Committee operates under a formal charter that governs its duties and conduct. The Audit Committee Charter complies with applicable NYSE, AMEX and SEC rules and regulations. In response to the changing regulatory and business environment, upon recommendation of the Audit Committee, on January 24, 2005, the Board of Directors unanimously approved adoption of the revised Audit Committee Charter which is attached to this proxy statement as Appendix A. A copy of the charter is also available on the Company’s web site www.watsco.com. The charter is available in print to any shareholder who requests it in writing to the Company’s Investor Relations department at Watsco, Inc., Investor Relations, 2665 South Bayshore Drive, Suite 901, Coconut Grove, FL 33133.

Ernst & Young LLP, our independent auditors, report directly to the Audit Committee.

The Audit Committee has adopted procedures for dealing with reported violations of Watsco’s Employee Code of Business Ethics and Conduct and Code of Conduct for Senior Executives to enable confidential and anonymous reporting of improper activities directly to the Audit Committee. See “Employee Code of Business Ethics and Conduct” section for further information.

Please refer to the Audit Committee Report, which is set forth in this proxy statement, for a further description of our Audit Committee’s responsibilities and its recommendation with respect to our audited consolidated financial statements for the year ended December 31, 2004.

The audit committee charter attached to this proxy statement shall not be deemed to be “soliciting material,” or to be “filed” with the Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 under that same Act.

Compensation Committee

During 2004, the members of the Compensation Committee were Messrs. Manley and Lopez, which held four meetings. Effective April 2004, Mr. William E. Graham was no longer a member of the Compensation Committee. All members of the Compensation Committee are independent as required by applicable listing standards of the NYSE, AMEX, Sarbanes-Oxley Act of 2002, and applicable SEC Rules. The Compensation Committee reviews and determines the compensation of our executive officers and administers with respect to our executive officers our 2001 Incentive Compensation Plan and Employee Stock Purchase Plan. The Compensation Committee operates under a formal charter that governs its duties and conduct. The Compensation Committee complies with applicable NYSE, AMEX and SEC rules and regulations. A copy of the charter is attached to this proxy statement as Appendix B and is also available on the Company’s web site www.watsco.com. The charter is available in print to any shareholder who requests it in writing to the Company’s Investor Relations department at Watsco, Inc., Investor Relations, 2665 South Bayshore Drive, Suite 901, Coconut Grove, FL 33133.

Please refer to the Compensation Committee Report which is set forth in this proxy statement, for a further description of our Compensation Committee’s responsibilities and its compensation philosophy and a description of considerations underlying each component of compensation paid to Watsco’s executive officers for 2004.

The Compensation Committee charter attached to this proxy statement shall not be deemed to be “soliciting material,” or to be “filed” with the Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 under that same Act.

Nominating & Strategy Committee

During 2004, the members of the Nominating & Strategy Committee were Messrs. Alvarez and Nahmad. We have elected to apply the exemption related to a controlled company provided by the NYSE and the AMEX which allows a company that has more than 50% of the voting power held by an individual (Mr. Nahmad has a combined voting power of 62% as of record date) to be exempted from complying with rules requiring that only independent directors comprise our Nominating & Strategy Committee or adopt a charter. The Nominating & Strategy Committee is responsible for (a) establishing procedures for the selection and retention of members of the Board of Directors, (b) evaluating Board nominees and members and (c) recommending nominees. Shareholders may also make recommendations for director nominations by sending a letter to the Nominating & Strategy Committee, or may make a nomination by complying with the notice procedures set forth in the Company’s By-laws and in accordance with the procedures set forth under “Information Concerning Shareholder Proposals” set forth in this proxy statement. The Nominating & Strategy Committee met one time during 2004.

When identifying, evaluating and considering potential candidates for membership on the Company’s Board, including those who might be recommended or nominated by shareholders, the Nominating & Strategy Committee considers relevant educational, business and industry experience and demonstrated character and judgment. Further information related to the Nominating & Strategy Committee is included in the Corporate Governance Guidelines included in Appendix C.

Stock Option Committee

During 2004, Messrs. Joseph, Moss and Weiser were the members of the Stock Option Committee, which took action by unanimous written consent seven times. The Stock Option Committee administered with respect to all of our employees, excluding our executive officers, our stock option plans and had the power and authority to (a) determine the persons to be awarded options and the terms thereof pursuant to the terms of the plans and (b) construe and interpret our stock option plans. On April 26, 2004, the Stock Option Committee was discontinued and certain duties of the Stock Option Committee were assumed by the Compensation Committee and other duties were delegated to the CEO as of that date. See the Compensation Committee Charter attached to this proxy statement as Appendix B for further details.

What are the Company’s Independence Standards for Board Service?

The Board of Directors has adopted independence guidelines for non-management directors to serve on the Board of Directors. Each non-management director satisfies the standards adopted. A copy of our independence guidelines is included along with the Corporate Governance Guidelines attached to this proxy statement as Appendix C and is also available on our web site www.watsco.com, under the caption “Governance” in the Investor Relations section.

The Corporate Governance Guidelines attached to this proxy statement shall not be deemed to be “soliciting material,” or to be “filed” with the Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 under that same Act.

Who are the Presiding Directors and how may they be contacted?

The Board of Directors has designated either Messrs. Manley or Alvarez (on an alternating basis) as the “presiding director” as that term is defined in Section 303A.03 of the NYSE Listed Company Manual and Section 121A of the AMEX Company Guide. Shareholders or other interested parties wishing to communicate with our board of directors can call 800-4-WATSCO in the United States and request to leave a message for the presiding director. You may also contact the presiding director by e-mail at presidingdirector@watsco.com or by going to the Company’s web site at www.watsco.com under the caption “Governance — Presiding Director.” Regardless of the method you use, the presiding director will be able to view your unedited message. The presiding director will determine whether to relay your message to other members of the board.

How are directors compensated?

There are no arrangements or understandings with respect to the selection of officers or directors. We pay each director who is not an employee a $1,000 fee for each meeting of the Board of Directors attended and reimburse directors for their expenses in connection with their activities as directors. In connection with his role as Audit Committee Chairman, Mr. Manley received an annual fee of $100,000 in 2004 and is reimbursed for expenses associated with the performance of these activities. Our directors are also eligible to receive stock options under our 2001 Incentive Compensation Plan at the discretion of our Compensation Committee. During 2005, Mr. Dickinson received a stock option grant of 20,000 shares in connection with his appointment to the Board of Directors.

Our Internet website and the information contained therein, other than material expressly referred to in this proxy statement, or connected thereto are not incorporated into this proxy statement.

AUDIT COMMITTEE MATTERS

Audit Committee’s Pre-Approval and Procedures

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of Ernst & Young LLP, our independent registered certified public accounting firm. Our independent registered certified public accounting firm reports directly to the Audit Committee. As part of their responsibility, the Committee established a policy requiring the pre-approval of all audit and permissible non-audit services performed by our independent registered certified public accounting firm. In pre-approving services, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence.

Prior to the engagement of the independent registered certified public accounting firm for an upcoming audit/non-audit service period, defined as a twelve-month timeframe, Ernst & Young LLP submits a detailed list of services expected to be rendered during that period as well as an estimate of the associated fees for each of the following four categories of services to the Audit Committee for approval:

Audit Services consist of services rendered by an external auditor for the audit of the Company’s annual consolidated financial statements (including tax services performed to fulfill the auditor’s responsibility under generally accepted auditing standards) and its internal control over financial reporting, reviews of financial statements included in Form10-Qs and includes services that generally only an external auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

Audit-Related Services consist of assurance and related services (e.g., due diligence) by an external auditor that are reasonably related to audit or review of financial statements, including employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with proposed or consummated acquisitions, internal control reviews, attest services related to financial reporting that are not required by statute or regulation, and consultation concerning financial accounting and reporting standards.

Tax Services consist of services not included in Audit Services above, rendered by an external auditor for tax compliance, tax consulting and tax planning.

Other Non-Audit Services are any other permissible work that is not an Audit, Audit-Related or Tax Service.

Circumstances may arise during the twelve-month period when it may become necessary to engage the independent registered certified public accounting firm for additional services or additional effort not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered certified public accounting firm.

Audit and Non-Audit Fees

The table below summarizes the fees and expenses billed by our independent registered certified public accountant, Ernst & Young LLP for the fiscal years ended December 31, 2004 and 2003.

Year	Audit	Audit Related	Tax	All Other	Total
2004	$1,560,000	$173,000	$ 55,000	—	$1,788,000
2003	$ 540,000	$ 47,000	$164,000	—	$ 751,000

Audit fees represent fees and expenses for professional services rendered for the audit of our annual consolidated financial statements, the reviews of the interim financial statements included in our Forms 10-Q and opinions on management’s assessment of and our effectiveness of internal control over financial reporting in connection with our compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The audit fees billed in 2004 include $30,000 of additional billings related to the 2003 audit. Substantially all of the increase in the Audit fees in 2004 compared to 2003 is attributable to the Section 404 report.

Audit-related fees represent professional services related to due diligence procedures performed in connection with the acquisitions made and in 2003 also include the audit of the Watsco, Inc. 401(k) Profit Sharing and Retirement Plan for the plan year ended December 31, 2002.

Tax fees represent professional services related to tax compliance and consulting.

The Audit Committee has considered the compatibility of the provision of services covered by the two preceding paragraphs with the maintenance of the principal accountant’s independence from the Company and has determined that the provision of such services is not incompatible with the maintenance of such independence.

The Audit Committee annually reviews the performance of the independent auditors and the fees and expenses charged for their services.

Report of the Audit Committee

The role of the Audit Committee is to assist the Board of Directors in its oversight of the integrity of the Company’s financial reporting process and compliance with legal and regulatory requirements. The Board of Directors, in its business judgment, has determined that each current member of the Audit Committee is “independent”, as required by applicable listing standards of the New York Stock Exchange, American Stock Exchange and the Sarbanes-Oxley Act of 2002 and applicable SEC rules.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Company’s Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

In response to the changing regulatory and business environment, upon recommendation of the Audit Committee, on January 24, 2005, the Board of Directors unanimously approved adoption of the revised Audit Committee Charter which is attached to this proxy statement as Appendix A.

In this context, the Audit Committee has met and held discussions with management and the Company’s internal and independent auditors. The Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. Consistent with the requirements of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, the Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

In addition, the Audit Committee has discussed with the independent auditors the auditor’s independence from the Company and management, including matters in the written disclosures provided by the independent auditors to the Audit Committee as required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

The Audit Committee has discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee has met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

AUDIT COMMITTEE:
Paul F. Manley, Chairman
Victor Lopez
Bob L. Moss
George P. Sape

EXECUTIVE COMPENSATION

The following table sets forth for the fiscal years ended December 31, 2004, 2003 and 2002, the aggregate compensation paid to our Chief Executive Officer and each of our other executive officers (our “Named Executive Officers”) whose total annual salary and bonus for the 2004 fiscal year was $100,000 or more.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation(1)	Restricted Stock Awards(2)	Securities Underlying Stock Options	All Other Compensation(3)
Albert H. Nahmad	2004	$850,000	$2,000,000	$67,286	$9,536,890	—	$3,075
Chief Executive Officer	2003	$843,586	$1,500,000	$70,744	$4,288,496	—	$3,000
	2002	$749,630	$1,250,000	$95,242	$241,696	—	$3,000

Barry S. Logan	2004	$320,865	$200,000	—	$576,000	—	$3,075
Senior Vice President	2003	$301,427	$175,000	—	—	—	$3,000
and Secretary	2002	$275,366	$150,000	—	—	—	$3,000

Ana M. Menendez	2004	$143,495	$75,000	—	—	—	$3,075
Chief Financial Officer	2003	$137,055	$50,000	—	$219,500	15,000	$2,823
and Treasurer	2002	$132,706	$50,000	—	—	—	$2,754

(1)	For Mr. Nahmad, other annual compensation in 2004 includes $21,389 related to use of our aircraft pursuant to his employment agreement and $45,897 relates to health and life insurance benefits paid by our Company, other annual compensation in 2003 includes $25,151 related to use of our aircraft pursuant to his employment agreement and $45,593 relates to health and life insurance benefits paid by our Company and other annual compensation in 2002 includes $51,658 related to use of our aircraft pursuant to his employment agreement and $43,584 relates to health and life insurance benefits paid by our Company. For Mr. Logan and Ms. Menendez, other annual compensation, including such perquisites, does not exceed the lesser of $50,000 or 10% of such officer’s salary and bonus for any of the years reported.
(2)	In 2004, in consideration of Watsco’s cessation of its obligations under certain life insurance arrangements, the Compensation Committee granted Messrs. Nahmad and Logan 110,000 and 20,000 shares of restricted Class B common stock, respectively, which were issued out of the 2001 Incentive Compensation Plan. The Company also awarded Mr. Nahmad 184,552 shares of restricted Class B common stock pursuant to the performance goals included in his 2004 employment agreement. At December 31, 2004, the aggregate value of all shares of restricted stock held by Messrs. Nahmad and Logan and Ms. Menendez was $34,458,097, $5,541,475 and $1,232,700, respectively. Significant restriction periods apply to these awards of restricted stock. With regard to restricted stock grants made in 2004 to Messrs. Nahmad and Logan, such restrictions, absent the individuals’ death or disability or a change in control of the Company, lapse in 9 years and 19 years, respectively. Individuals are entitled to voting rights and to receive dividends on restricted stock awards. The amounts shown in the table above reflect the market value at date of grant, as required by SEC rules.

(3)	These amounts represent our contribution to the Profit Sharing Plan. The Profit Sharing Plan is qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended.

OPTION GRANTS IN FISCAL YEAR 2004

There were no grants of stock options made during 2004 to the Named Executive Officers.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

The following table sets forth certain information concerning stock options exercised in 2004 by the Named Executive Officers and unexercised stock options held by them as of December 31, 2004.

			Number of Securities Underlying Unexercised Options Held at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End ($)(5)
Name	Number of Shares Acquired on Exercise(1)	Value Realized(2)	Exercisable(3)	Unexercisable(4)	Exercisable	Unexercisable
Albert H. Nahmad	—	—	1,400,000	—	$30,421,250	$—
Barry S. Logan	16,875	$428,625	207,500	35,000	$4,637,975	$858,438
Ana M. Menendez	—	—	49,000	21,000	$1,056,883	$369,630

(1)	Represents shares of common stock for Mr. Logan.
(2)	Value is calculated by multiplying the difference between the market price and exercise price on the date of the exercise of the option and the number of common stock acquired upon exercise of the option.
(3)	Represents options as to shares of Class B common stock for Mr. Nahmad, 80,000 shares of common stock and 127,500 shares of Class B common stock for Mr. Logan and common stock for Ms. Menendez.
(4)	Represents options as to 20,000 shares of common stock and 15,000 shares of Class B common stock for Mr. Logan and common stock for Ms. Menendez.
(5)	The closing price of our common stock and Class B common stock on December 31, 2004 was $35.22 and $34.51, respectively. Value is calculated by multiplying (a) the difference between the closing sales price and the option exercise price by (b) the number of shares of common stock or Class B common stock underlying the option.

What other compensation arrangements does the Company have with its executive officers?

Employment Agreement

Effective January 1, 2005, we amended and renewed an employment agreement with Mr. Nahmad, dated January 31, 1996. Under the terms of the employment agreement, Mr. Nahmad shall be employed as our President and Chairman of the Board at an annual salary of $850,000 and is entitled to an annual incentive award in accordance with the 2001 Incentive Compensation Plan. A portion of Mr. Nahmad’s compensation is determined in accordance with an incentive plan which is attached to and incorporated in his employment agreement. The incentive plan operates such that in each year in which Mr. Nahmad’s employment agreement is in effect, not later than 90 days after the end of the prior year, the Compensation Committee and Mr. Nahmad will mutually agree upon the performance based compensation which Mr. Nahmad will earn for the applicable year, if we achieve agreed upon benchmarks which are incorporated into the employment agreement via annual amendments. The benchmarks are measured by reference to either income before taxes, net income, earnings per share or common stock price. The incentive plan is administered by the Compensation Committee. Mr. Nahmad’s employment agreement had an initial term commencing February 1,

1996 and terminating January 31, 1999, which term automatically extends one year each January 31 unless our compensation committee has not notified him in writing to the contrary prior to that date.

Life Insurance Arrangements

Messrs. Nahmad and Logan participated in reverse split dollar life insurance arrangements which provided the Company limited interests in the insurance policies, including death benefits plus any prepaid and unearned premiums. Under the insurance arrangements, Messrs. Nahmad and Logan retained all incidents of ownership in excess of the Company’s limited interests. In April 2004, the Company, Mr. Nahmad and Mr. Logan terminated these insurance arrangements whereby the Company has no further obligation or benefits under the policies. The Company received payments of $1,224,381 from Mr. Nahmad and $58,935 from Mr. Logan, representing a return of unearned premiums related to the policies. In consideration of Watsco’s cessation of its obligations under the insurance arrangements, the Compensation Committee granted Messrs. Nahmad and Logan 110,000 and 20,000 shares of restricted Class B common stock, respectively, which were issued out of the 2001 Incentive Compensation Plan. With regard to these restricted stock grants made to Messrs. Nahmad and Logan, such restrictions, absent the individuals’ death or disability or a change in control of the Company, lapse in 9 years and 19 years, respectively. Individuals are entitled to voting rights and to receive dividends on restricted stock awards.

Key Executive Deferred Compensation Agreement

The Company entered into a Key Executive Deferred Compensation Agreement on January 31, 1983 with Mr. Nahmad that provided benefits to Mr. Nahmad or his family upon disability, death or retirement or upon change in control of the Company. In April 2005, the Company and Mr. Nahmad terminated this deferred compensation agreement in its entirety. In consideration of Watsco’s termination of its obligations under the deferred compensation agreement, the Compensation Committee granted Mr. Nahmad 55,000 shares of restricted Class B common stock which were issued out of the 2001 Incentive Compensation Plan. With regard to this restricted stock grant made to Mr. Nahmad, such restrictions, absent his death or disability or a change in control of the Company, lapse in 9 years. Mr. Nahmad is entitled to voting rights and to receive dividends on this restricted stock award.

Were there any issues regarding compensation committee interlocks and insider participation during 2004?

The membership of the Compensation Committee of our Board of Directors in 2004 consisted of Messrs. Manley and Lopez. Effective April 2004, Mr. Graham was no longer a member of the Compensation Committee. There were no Compensation Committee interlocks during the 2004 fiscal year.

Report of the Compensation Committee on Compensation of Executive Officers of the Company

The following represents the Report of the Compensation Committee relative to executive compensation:

The Company’s executive compensation programs are based on three components: base salary, annual incentives and long-term compensation; each intended as an important piece of the overall compensation philosophy.

Base salary is used to attract and retain the Company’s key executives and is calculated using comparisons with the Company’s industry competitors and/or companies of similar market value. Salaries are reviewed by the Compensation Committee on an annual basis.

Annual incentives are a significant component of executive compensation, reflecting the Company’s belief that management’s contribution to long-term shareholder returns (via increasing stock prices and dividends) comes from maximizing earnings and the potential of the Company. The Company’s Chief Executive Officer has an annual incentive opportunity based upon the increase in the earnings per share and stock price or, in earlier years, the pre-tax earnings of the Company. By its extensive reliance on this incentive compensation system, which has been employed by the Company for the Chief Executive Officer for more than ten years, the Company links a substantial portion of the Chief Executive Officer’s annual pay directly to profits. As a result of this approach, the Company’s Chief Executive Officer’s total compensation is likely to vary from year to year more significantly than the pay of executives of many of the Company’s competitors. This philosophy is essential to an entrepreneurial business such as the Company’s business. Certain other executive officers and employees have their pay levels set primarily in relation to comparisons to similar executives of competitors, with additional annual incentives based on the attainment of specific objectives supporting the overall goals of the Company.

As discussed in more detail below, Mr. Nahmad and other key executives of the Company received a significant portion of their total compensation through incentive and other forms of long-term compensation. Effective January 1, 2005, the Compensation Committee renewed and amended the employment agreement between the Company and Mr. Nahmad.

In order to promote an increase in net worth of the Company, maximize the return to shareholders and effectively motivate senior management, the executive compensation philosophy of the Company has been to link compensation with Company performance. Therefore, Mr. Nahmad has received 64% of his aggregate cash compensation during the last three years from incentives. The Committee believes that this represents evidence of the strong and explicit link between executive compensation and the creation of long-term shareholder value.

In terms of long-term compensation, management incentives generally are provided to the Company’s executives through grants of stock options and awards of restricted stock to retain and motivate executives to improve the Company’s stock value. Stock options have been granted at an exercise price equal to the closing price of the Company’s common stock or Class B common stock as reported by the New York Stock Exchange and the American Stock Exchange, respectively, on the day prior to the date of grant. Accordingly, grants of stock options produce value only if there are increases in the underlying stock price. The Company provides no defined benefit pension plan or supplemental executive retirement plan but does provide a 401(k) plan for all of its employees employed for at least one year.

The Company provides certain executives awards of restricted stock that are designed to focus such executives on the long-term performance of the Company for the duration of their careers. Grants of restricted stock are subject to forfeiture until certain specified events occur (generally, the employees’ retirement age, death, disability or a change in control). These features result in the Company’s ability to retain, throughout their entire careers, those individuals who are key to the creation of shareholder value. The Company awarded Mr. Nahmad 184,552 shares of restricted Class B common stock pursuant to the performance goals included in his 2004 employment agreement.

Decisions with regard to compensation of the Company’s executives are made by the members of the Compensation Committee, which has meetings at least once a year and is called upon to meet more often when the need arises. Each member of the Compensation Committee is a non-employee director. The executive compensation practices of the Company are constantly re-evaluated to ensure their relevance, their support of the strategic goals of the Company and their contribution to the creation of long-term shareholder value.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally disallows a public company’s deduction for compensation to any one employee in excess of $1 million per year unless the compensation is pursuant to a plan approved by the public company’s shareholders.

COMPENSATION COMMITTEE:
Paul F. Manley, Chairman
Victor Lopez

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information as of December 31, 2004 with respect to compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance.

	Equity Compensation Plan Information(4)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	2,894,788	(1)	$14.04	1,428,931 (3)
Equity compensation plans not approved by security holders		(2)	—	—
Total	2,894,788		$14.04	1,428,931

(1)	Comprised of 1,394,788 shares of Common Stock and 1,500,000 shares of Class B Common Stock.
(2)	Does not include 158,750 shares of restricted Common Stock, net of cancellations and 455,000 shares of restricted Class B Common Stock, net of cancellations granted to certain employees of Watsco prior to the adoption of the 2001 Incentive Compensation Plan.
(3)	Does not include 46,686 shares reserved for issuance under the Watsco, Inc. Employee Stock Purchase Plan (“ESPP”). An aggregate of 54,076 shares of Common Stock were purchased under the ESPP in 2004.
(4)	See Notes 1 and 6 to the consolidated financial statements included in the Company’s 2004 Annual Report to Shareholders for additional information regarding stock-based compensation and benefit plans.

WATSCO, INC. COMMON STOCK PRICE PERFORMANCE

The following graph compares the cumulative total shareholder return of Watsco, Inc. common stock and Class B common stock, based on their market prices and assuming reimbursement of dividends, with (i) the S&P Small-Cap 600 Index, (ii) the AMEX Market Index and (iii) a Peer Group Index.

The Peer Group Index is comprised of the following publicly traded companies: Hughes Supply, Inc., Noland Company and ACR Group, Inc.

	1/1/00	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Watsco, Inc. common stock	100	100	125	145	204	320
Watsco, Inc. Class B common stock	100	101	127	151	212	322
Peer Group Index	100	85	148	135	240	314
S&P Small-Cap 600 Index	100	112	119	102	141	173
AMEX Market Index	100	130	137	147	192	228

The line graph assumes that $100 was invested on January 1, 2000 in our common stock and Class B common stock, Peer Group Index, the S&P Small-Cap 600 Index and the AMEX Market Index.

The closing price of our common stock and Class B common stock on December 31, 2004 was $35.22 and $34.51, respectively. As of the record date, the closing price of our common stock and Class B common stock was $42.51 and $42.45, respectively. The stock price performance of Watsco, Inc. common stock and Class B common stock depicted in the graph above represents past performance only and is not necessarily indicative of future performance.

The report of the Compensation Committee and the Report of the Audit Committee and the Performance Graph included in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate the reports or the performance graph by reference in that filing.

CORPORATE GOVERNANCE

We operate within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002 which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. In addition, the New York Stock Exchange and American Stock Exchange have recently adopted changes to their corporate governance and listing requirements. We have adopted the requirements of the Sarbanes-Oxley Act, NYSE, AMEX and SEC rules as they relate to us. Our Corporate Governance Guidelines are included in Appendix C and are publicly available on our website at http://www.watsco.com.

EMPLOYEE CODE OF BUSINESS ETHICS AND CONDUCT

We maintain an Employee Code of Business Ethics and Conduct that is applicable to all employees. Additionally, we maintain a Code of Conduct for Senior Executives that is applicable to members of our Board of Directors, executive officers and senior operating and financial personnel, including provisions applicable to our senior financial officers consistent with the Sarbanes-Oxley Act of 2002. These codes require continued observance of high ethical standards such as honesty, integrity and compliance with the law in the conduct of the Company’s business. These codes are publicly available on our website at http://www.watsco.com. We intend to post on our website amendments to or waivers from our Code of Conduct for Senior Executives (to the extent applicable to our chief executive officer, principal financial officer or principal accounting officer or directors). There were no amendments or waivers from our Code of Conduct for Senior Executives in 2004. Violations under either code of conduct must be reported to the Audit Committee. These materials may also be requested in print by writing to the Company’s Investor Relations Department at Watsco, Inc., Investor Relations, 2665 South Bayshore Drive, Suite 901, Coconut Grove, FL 33133.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a summary of certain agreements and transactions among related parties and us. It is our policy that any such agreements and transactions must be entered into in good faith and on fair and reasonable terms that are no less favorable to us than those that would be available to us in a comparable transaction in arms-length dealings with an unrelated third party. We believe that all agreements and transactions described below met that standard at the time they were effected.

Mr. Alvarez, a director, is the President and Chief Executive Officer of Greenberg Traurig, LLP (“Greenberg”), which serves as one of our outside legal counsels and receives customary fees for legal services. During 2004, we paid this firm $89,268 for services performed. We currently anticipate that this arrangement will continue.

During 2004, Messrs. Alvarez and Weiser, directors, reimbursed the Company $39,384 and $42,786, respectively, for their use of the corporate aircraft.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The firm of Ernst & Young LLP, independent certified public accountants, has been our auditor since 2002 and has advised us that the firm does not have any direct financial interest or indirect financial interest in the Company or any of its subsidiaries. It is expected that representatives of such firm will (i) attend the annual meeting, (ii) have an opportunity to make a statement if they desire to do so, and (iii) be available to respond to appropriate questions.

II.

PROPOSAL TO APPROVE, ADOPT AND RATIFY AMENDMENTS TO THE COMPANY’S
SECOND AMENDED AND RESTATED 1996 QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

In July 1996, the Board of Directors adopted, and in June 1997 the Company’s Shareholders ratified, the 1996 Qualified Employee Stock Purchase Plan (the “Stock Purchase Plan”). The Stock Purchase Plan was amended in 2000 to increase shares reserved for issuance from 600,000 to 800,000. The Compensation Committee of the Board of Directors has adopted, and is submitting to the Shareholders for approval, a second amendment to the Amended and Restated 1996 Qualified Employee Stock Purchase Plan (“Second Amended and Restated Stock Purchase Plan”). The Stock Purchase Plan has been restated and amended to increase the amount of shares of Common Stock of the Company reserved for issuance from 800,000 to 900,000 shares. In addition, the amended and restated Stock Purchase Plan provides that amendments to the Stock Purchase Plan requiring shareholder approval will include amendments required to comply with Section 423 of the Code and Rule 16b-3 of the Exchange Act or any other applicable law or regulation (as opposed to amendments which materially increase the benefits accruing to Participants or materially modify the requirements as to eligibility for participation in the Stock Purchase Plan as the Stock Purchase Plan currently provides).

A general description of the basic features of the Stock Purchase Plan is presented below, but such description is qualified in its entirety by the full text of the Stock Purchase Plan, which is included as Exhibit 1 to this Proxy Statement.

General Terms and Conditions

Purpose of the Plan

The purpose of the Stock Purchase Plan is to encourage stock ownership in our Company by employees of our Company and those subsidiaries of ours designated by the Compensation Committee as eligible to participate, thereby enhancing employee interest in our continued success and progress of the Company. The Stock Purchase Plan permits employees to purchase stock of the Company at a favorable price and possibly with favorable tax consequences to the participants.

Administration of the Plan

The Stock Purchase Plan is administered by our Compensation Committee which is appointed by our Board of Directors and consists of persons who are Non-Employee Directors under Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Stock Purchase Plan gives broad powers to the Compensation Committee to administer and interpret the Stock Purchase Plan.

Participation in the Plan

All employees (including officers, other than Mr. Nahmad) of ours or of those subsidiaries of ours designated by the Compensation Committee who are regularly scheduled to work at least 20 hours per week and more than five months per year are eligible to participate in any of the purchase periods of the Stock Purchase Plan after completing 90 days of continuous employment. However, any participant who would own (as determined under the Internal Revenue Code), immediately after the grant of an option, stock possessing 5% or more of the total combined voting power or value of all classes of our stock will not be granted an option under the Stock Purchase Plan. As of the Record Date, we had approximately 2,881 eligible participants.

Offerings under the Plan

Purchase periods begin on January 1, April 1, July 1 and October 1 of each year. No later than 15 days before the commencement date of each purchase period, participants wishing to utilize payroll deduction must elect to have compensation withheld during the purchase period of a specific dollar amount of not less than

$10 per payroll period for employees that are paid weekly, $20 for employees that are paid either bi-weekly or semi-monthly. A minimum $100 lump sum purchase is required for participants electing the lump sum purchase. The percentage or amount designated for payroll deduction may not be increased or decreased during a purchase period, but a participant can discontinue payroll deductions for the remainder of a purchase period and withdraw his or her funds entirely. As of the first day of the purchase period, a participant is granted the right to purchase that number of shares determined by dividing the total amount to be withheld by the purchase price described below. Based on the amount of salary withheld and/or lump sum payments made at the end of the purchase period, shares will be purchased for the account of each participant as soon as practicable after the termination date of such purchase period (the “Purchase Date”). In no event, however, may a participant purchase shares, which would cause the participant to own 5% or more of the total combined voting power of all classes of our common stock.

Purchase Price

The purchase price to be paid by the participants will be the lower of the amount determined under Paragraphs A and B below:

A.	85% of the closing sales price of our Common Stock as reported on the New York Stock Exchange as of the first business day of the purchase period; or

B.	85% of the closing sales price of our Common Stock as reported on the New York Stock Exchange as of the last business day of the purchase period.

As required by tax law, no participant may purchase shares under the Stock Purchase Plan that have a fair market value in excess of $25,000 in one calendar year determined by the closing price of our Common Stock as of the Commencement date of the purchase period. No interest is paid by us on funds withheld and such funds are used by us for general operating purposes. In general, the shares of Common Stock purchased by a participant may not be sold, transferred or disposed of by the participant other than by will or laws of descent and distribution or to immediate family members or trusts established for their benefit, for a period of 12 months after the purchase date for such shares.

Duration, Termination, and Amendment of the Plan

The plan will terminate on the earliest of the date on which the maximum number of shares available for purchase under the plan have been purchased, the termination of the plan by the Compensation Committee, or the effective date of any consolidation or merger in which our Company is not the surviving entity, any exchange or conversion of our outstanding shares for or into securities of another entity or other consideration or any complete liquidation of our Company. The Compensation Committee may, from time to time, revise or amend the Stock Purchase Plan as the Compensation Committee may deem proper and in the best interest of the Company or as may be necessary to comply with Section 423 of the Code; provided, that no such revision or amendment may, without prior approval of the Company’s shareholders, (i) increase the total number of shares which may be granted under the Stock Purchase Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events, or (ii) if the restated and amended Employee Stock Purchase Plan is approved, adopted and ratified by our shareholders at the annual meeting to the extent otherwise required to comply with Rule 16b-3 of the Exchange Act or under Section 423 of the Code or other applicable law or regulation. If the restated and amended Employee Stock Purchase Plan is approved, adopted and ratified by our shareholders at the annual meeting, amendments to the Stock Purchase Plan requiring shareholder approval will no longer include amendments which materially increase the benefits accruing to Participants or materially modify the requirements as to eligibility for participation in the Plan as shareholder approval for such matters is not required under applicable law and removal of this requirement will facilitate administration of the Stock Purchase Plan by the Compensation Committee.

Shares Reserved under the Plan

800,000 shares of our Common Stock are currently reserved for issuance over the term of the Stock Purchase Plan. If the restated and amended Employee Stock Purchase Plan is approved, adopted and ratified by our shareholders at the annual meeting, the amount of shares of Common Stock of the Company reserved for issuance under the Employee Stock Purchase Plan will increase from 800,000 to 900,000 shares.

Effect of Certain Corporate Events

The Compensation Committee shall equitably adjust the number of shares remaining reserved for issuance, the number of shares of stock outstanding and the price per share of stock subject to purchase in the event of certain increases or decreases in the number of outstanding shares of Common Stock of the Company effected as a result of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration.

Federal Income Tax Effects

Shares purchased under the Stock Purchase Plan are intended to qualify for favorable tax treatment to the employees under Sections 421 and 423 of the Code. Employee contributions are made on an after-tax basis. Income or loss on Common Stock purchased under the Stock Purchase Plan would not be recognized until the participant sells the shares of Common Stock. If a participant disposes of shares two years or more after the date of the beginning of the purchase period when the shares were acquired, and more than one year after the shares are purchased, the participant would recognize as ordinary income the lesser of: (i) the excess of the fair market value of the shares on the date of sale over the price paid or (ii) 15% of the fair market value of the shares at the beginning of the purchase period(s). Additionally, the participant would recognize a long-term capital gain or loss (within the meaning of the Code) equal to the difference between the amount realized from the sale of the shares and the basis (the basis would be the purchase price plus any amount taxed as ordinary compensation income). If a participant disposes of shares within two years of the date of the beginning of the purchase period when the shares were acquired, or within one year after the shares are purchased, the participant would recognize ordinary compensation income equal to the excess of the fair market value of the shares on the purchase date(s) over the price paid for the shares. Additionally, the participant would recognize a capital gain or loss (within the meaning of the Code) equal to the difference between the amount realized from the sale of the shares and the basis (the basis would be the purchase price plus the amount taxed as ordinary compensation income). If the participant held the shares for more than one year, the capital gain or loss would be a long-term gain or loss. The Company would not receive an income tax deduction upon either the grant or exercise of the option by the participant, but generally would receive a deduction equal to the ordinary compensation income required to be recognized by the participant as a result of the disposition if the shares are disposed of by the participant within two years of the beginning of the purchase period when the shares were acquired or within one year after the shares are purchased.

Importance Of Consulting a Tax Adviser. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any participant may depend on his or her particular situation, each participant should consult his or her tax adviser as to the Federal, state, local and other tax consequences of the acquisition or disposition of Common Stock under the Stock Purchase Plan.

Shares Purchased under the Stock Purchase Plan

The following table sets forth certain information, as of Record Date regarding shares purchased under the Stock Purchase Plan by the persons and groups indicated:

Name of Individual or Group	Aggregate Number of Shares Purchased(2)	Aggregate Purchase Price Paid to Company
All current Executive Officers (3 persons)	—	—
All current directors who are not Executive Officers (1)	—	—
All employees, other than Executive Officers (901 persons)	758,265	$10,034,891

(1)	Not eligible to participate.
(2)	Excludes 8,134 shares resulting from cash dividends received by the Stock Purchase Plan and reinvested in Common Stock.

The Compensation Committee believes that shares granted under the Stock Purchase Plan have been and will be awarded to all employees presently meeting the existing eligibility requirements, except no one plan participant may be granted an aggregate number of shares with a fair market value exceeding $25,000 in one calendar year, as determined at the beginning of each purchase period as defined under the Stock Purchase Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE PROPOSAL TO APPROVE, ADOPT AND RATIFY AMENDMENTS TO THE COMPANY’S SECOND AMENDED AND RESTATED 1996 QUALIFIED EMPLOYEE STOCK PURCHASE PLAN TO, AMONG OTHER ITEMS, INCREASE THE AMOUNT OF SHARES OF COMMON STOCK THE COMPANY RESERVED FOR ISSUANCE FROM 800,000 TO 900,000 SHARES.

III.

OTHER BUSINESS

The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

INFORMATION CONCERNING SHAREHOLDER PROPOSALS

Shareholders interested in presenting a proposal for consideration at our 2006 annual meeting of shareholders may do so by following the procedures prescribed in Rule 14a-8 promulgated by the Securities and Exchange Act of 1934. To be eligible for inclusion in the proxy statement and form of proxy relating to the meeting, shareholder proposals must be received by the Corporate Secretary no later than December 30, 2005. Any shareholder proposal submitted other than for inclusion in the proxy materials for that meeting must be delivered to the Company no later than March 15, 2006, or such proposal will be considered untimely. If a shareholder proposal is received after March 15, 2006, we may vote in our discretion as to the proposal all of the shares for which the Company has received proxies for the 2006 annual meeting of the shareholders.

By Order of the Board of Directors

BARRY S. LOGAN, Secretary

Coconut Grove, Florida
April 29, 2005

Appendix A

WATSCO, INC.
AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee (the “Committee”) shall communicate with the Board and provide assistance to the Board of Directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to:

(1)  integrity of the Company’s financial statements

(2)  financial reporting processes

(3)  systems of internal accounting and financial controls

(4)  performance of the Company’s internal audit function and independent auditors

(5)  independent auditor’s qualifications and independence

(6)  compliance with ethics policies and legal and regulatory requirements

(7)  preparation of an audit committee report to be included in the Company’s annual proxy statement

(8)  annual performance evaluation of the audit committee.

In so doing, it is the responsibility of the Committee to maintain free and open communications between the Committee, independent auditors, the internal auditors, Board of Directors and management of the Company.

DUTIES AND RESPONSIBILITIES

The Committee’s duties and responsibilities are as follows:

General

To provide oversight to the financial reporting function of the Company by:

1)  Influencing, as necessary, the overall tone for quality financial reporting, sound internal controls and ethical behavior.

2)  Overseeing the business risk management process that identifies, measures and prioritizes business and financial reporting risks and monitors the effectiveness of the control and risk management processes established to manage those risks.

3)  Involvement with all of the professionals (management along with the internal and independent auditors) responsible for financial reporting and internal control, actively reviewing and assessing the scope of their work and the quality of their performance.

4)  Engaging in meaningful discussions with the independent auditors and with management about the quality, not just acceptability, of financial reporting decisions and judgments.

5)  Exercising exclusive authority for selection, evaluation, retention compensation and oversight of the external auditor and presenting the basis for such conclusion to the Board.

6)  Overseeing the operation of the internal audit department.

7)  Overseeing the Company’s financial reporting process on behalf of the Board and reporting the results of their activities to the Board.

Specific

The Committee has the following specific responsibilities:

1.  Pre-approve all audit services (including comfort letters, consents, statutory audits, etc.). In addition, the Chairperson of the Committee or his designee must approve all clearly prohibited non-audit services before such services are begun. The Chairperson of the Committee or his designee shall present such decision to the Audit Committee at its next scheduled meeting. Prohibited non-audit services are as follows:

a)  Financial information system design and implementation,

b)  Bookkeeping,

c)  Legal and expert services,

d)  Internal audit outsourcing services,

e)  Appraisal/valuation services,

f)  Fairness opinions,

g)  Actuarial services,

h)  Human resources services, and

i)  Management services.

2.  Meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors.

3.  Discuss any relevant matters with the independent auditors.

4.  Resolve all disagreements between management and the external auditor regarding financial reporting.

5.  Establish and maintain procedures for addressing “whistleblower” complaints received by the Company as to possible accounting irregularities, fraud, internal controls and the audit process and the confidential anonymous submission by employees regarding questionable accounting or auditing matters.

6.  Discuss with management and the external auditors the Company’s assessment of the effectiveness of the Company’s internal control structure and procedures.

7.  Discuss with management and the external auditors, the Company’s policies with respect to risk assessment and risk management.

8.  Meet periodically with the Company’s “disclosure swat team,” if such a group is established.

9.  Establish and oversee the Company’s Code of Conduct for Senior Executives, including senior financial executives.

10.  Oversee the activities of the Company’s internal audit department.

11.  Prior to issuance, review and discuss earnings press releases, as well as financial information and earnings guidance, if any, provided to analysts and rating agencies.

12.  Review and approve in advance any related party transactions.

13.  Review and discuss the Company’s annual audited financial statements and quarterly financial statements and disclosures under management’s discussion and analysis of financial condition and results of operations with management and the independent auditors prior to the filing of the Company’s quarterly report on Form 10-Q and 10-K. Also the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards (“GAAS”). The Chairperson of the Committee may represent the entire committee for the purpose of the review.

14.  Receive from the independent auditors at least annually in connection with the audit a written statement regarding relationships and services, which may affect objectivity and independence.

15.  At least quarterly receive from the independent auditors:

a)  An assessment of the critical accounting policies and practices used by the Company,

b)  All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management (including the effect thereof and the treatment preferred by the independent auditor),

c)  A description of any disagreements between management and the independent auditor and

d)  Any other material written communications between management and the external auditor (i.e. management letters and schedules of unadjusted differences).

16.  Receive from the CEO and CFO a certification as to any significant deficiencies or material weaknesses in the Company’s internal controls and with respect to any possible internal fraud or accounting irregularities.

17.  Receive from the external auditors their attestation to management’s internal control assessment.

18.  Receive and review from the external auditors any matter raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues and (to assess the auditor’s independence) all relationships between the independent auditor and the Company.

19.  Receive corporate attorney’s reports, if any, of evidence of a material violation of securities laws or breaches of fiduciary duty.

20.  Prepare the report to be included in the Company’s annual proxy statement, as required by SEC regulations.

21.  Perform an evaluation of the Committee’s performance at least annually to determine whether it is functioning effectively.

22.  Review the Audit Committee Charter at least annually and renew approval by the Board of Directors.

23.  Set clear hiring policies for employees or former employees of the independent auditors.

24.  Report regularly to the Board of Directors.

25.  Maintain independence in compliance with the Company’s Corporate Governance Guidelines, NYSE and AMEX requirements, SEC rules and other laws and regulations.

While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties, and obtain such funding from the Company in the execution of its duties.

ACCOUNTABILITY

The Committee shall assure that the independent auditors are aware that they are ultimately responsible to the Audit Committee.

STRUCTURE & MEMBER REQUIREMENTS

The Committee shall consist of no fewer than three members of the Board. The members of the Committee shall each have been determined by the Board to be “independent” under the rules of the NYSE and AMEX and under Section 301 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. The Board shall also determine that each member is “financially literate” and that at least one member has “accounting or related financial management expertise,” in each case as such qualifications are defined by the NYSE, and whether any member of the Committee is an “audit committee financial expert” as defined by the SEC.

The Committee shall not have any member serve on the audit committee of more than three public corporations, including the Company, unless the Board of Directors:

(i)  determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee, and

(ii)  discloses such determination in the annual proxy statement.

PROCESS

The Committee shall carry out its responsibilities by use of both the internal audit department of the Company and the Company’s independent auditors to determine both the adequacy of the Company’s internal control systems and the internal control environment at the Company including its various subsidiaries. It is recognized that because this is a continuing process, the Committee cannot meet each time a decision must be made in dealing with the internal or independent auditors or management. The authority to make such decisions is, therefore, delegated to the Chairperson of the Committee. It shall be the Chairperson’s responsibility to at all times involve the other members of the Committee in any actions he or she deems material. The Chairperson shall either promptly mail (or e-mail) to the other committee members a description of all actions he takes between meetings or shall at the meeting following any action he has taken independently between meetings, fully bring all other members up to date. The Chairperson shall make no decisions on matters which he believes are material matters without the concurrence of the vice-chairperson, if one has been appointed. The full Committee shall meet as needed, by telephone or in person, but at least four times per year.

Those members of the Committee attending a previously scheduled meeting of the Committee shall constitute the Committee for purposes of conducting Committee business.

DOCUMENT REVIEW

The members of the Committee shall review all SEC, NYSE or AMEX filings containing financial statements or financial information before such documents are filed.

DOCUMENT RETENTION

The Chairperson of the Committee shall retain one copy of all documents for six years.

Approved by the Board 1/24/05

Appendix B

WATSCO, INC.
COMPENSATION COMMITTEE CHARTER

The Compensation Committee is the arm of the Board of Directors which has been delegated the Board’s responsibility to the shareholders to determine a fair and just compensation (short, intermediate and long-term) for the Company’s CEO and its principal executive officers.

SCOPE OF RESPONSIBILITY

The Compensation Committee’s responsibilities are as follows:

General —

1.  To fairly and justly determine short, intermediate and long-term compensation for the CEO and the principal executive officers (Senior Vice President (“SVP”) and Chief Financial Officer (“CFO”)).

2.  The Compensation Committee shall constantly re-evaluate its executive compensation practices to assure the fairness, relevance, support of the strategic goals of the Company and contribution to the creation of long-term shareholder value.

3.  Such compensation should take into consideration that Watsco attempts to secure and retain the services of above average personnel.

4.  Overall compensation shall be based upon three components — base salary, annual or intermediate incentives and long-term compensation. Each component is intended as an important piece of an overall compensation package.

5.  A significant portion of the executives’ total compensation shall be through incentive and other forms of longer-term compensation linked to Company performance and the creation of shareholder value.

6.  The Committee shall have authority in connection with the administration of all plans of the Company under which common shares or other equity securities of the Company may be issued. In furtherance of this objective, the Committee shall, in its sole discretion, grant options and make awards of shares under the Company’s stock plans.

Specific —

The Compensation Committee is responsible each year to:

1.  By March 30, determine with the CEO his base salary and incentive compensation for that year so that such compensation will qualify under IRS Section 162(m).

2.  Review and approve, in advance, any changes to the compensation of the principal executive officers (SVP and CFO).

3.  Produce a compensation committee report on executive compensation as required by the SEC to be included on Form 10-K filed with the SEC.

4.  Document a performance evaluation of the committee.

5.  Report to the Board.

B-1

STRUCTURE

The Compensation Committee shall be made up of not less than two Watsco directors appointed annually by the Watsco Board of Directors. The Watsco Board of Directors shall appoint the chairperson of the Compensation Committee.

The Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or executive officer compensation and shall have the sole authority to approve the consultant’s fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

The Compensation Committee may form and delegate authority to subcommittees when appropriate, provided any action taken by a subcommittee is subsequently reported to the Committee and ratified.

DELEGATION

The Compensation Committee may also delegate to the CEO the authority to grant options and make awards of shares under the Company’s stock plans under conditions established by the Committee.

PROCESS

The Compensation Committee shall carry out its responsibilities primarily through its chairperson who shall formulate a fair and equitable compensation proposal for the CEO, review that proposal with the other committee members and the CEO of the Company and obtain the CEO’s agreement as to his compensation for the year.

For the compensation of the SVP and the CFO, the chairperson of the Compensation Committee shall discuss with the CEO the performance of these individuals (SVP and CFO) and approve their compensation packages after discussion and agreement with the other member of the Compensation Committee. Such compensation packages shall consider short, intermediate and long-term incentives.

The Compensation Committee will issue a certificate to the Company each year computing the amount of incentive compensation earned by the CEO during the prior year so that such compensation can be paid under Section 162(m) of the Internal Revenue Code of 1986.

The Compensation Committee will meet as needed, either in person or by phone, but at least twice per year.

MEMBERSHIP REQUIREMENTS

The Committee shall be composed of not less than two (2) independent Directors. Each member shall be an outside director, independent of management, consistent with applicable rules and regulations of the SEC, NYSE and AMEX.

B-2

Appendix C

WATSCO, INC.
CORPORATE GOVERNANCE GUIDELINES

The Board of Directors (the “Board”) of Watsco, Inc. (the “Company”) has adopted these corporate governance guidelines to promote the effective functioning of the Board and its committees, to promote the interests of stockholders, and to ensure a common set of expectations as to how the Board, its various committees, individual directors and management should perform their functions.

Selection of Directors.  The Nominating & Strategy Committee is responsible for identifying, screening, and recommending candidates to the Board. The Board is responsible for nominating candidates for election at the next meeting of shareholders and for filling vacancies that occur between annual meetings of shareholders based on the recommendation of the Nominating & Strategy Committee.

Board Membership Criteria.  The Nominating & Strategy Committee is responsible for determining the appropriate skills and characteristics required of directors. The Nominating & Strategy Committee shall consider the following criteria in making its recommendations to the Board:

•  Judgment, character and knowledge useful to the oversight of the Company’s business;

•  Business or other relevant experience, including business-building skills and financial expertise;

•	Chemistry with other Board members that will build a Board that is effective, collegial and responsive to the needs of the Company.

Expectations for Directors.  The Board has developed a number of specific expectations of directors to promote the efficient and effective conduct of the Board’s business. It is understood that the non-management directors are not full-time employees of the Company.

Commitment and Attendance.  All directors should make every effort to attend meetings of the Shareholders, Board and the Committees of which they are members. Attendance by telephone may be used to facilitate a director’s attendance.

Participation in Meetings.  Each director should be sufficiently familiar with the business of the Company, including its financial statements and significant business risks, to ensure active and effective participation as a Board member or as a member of the Committee on which he or she serves. Directors should also review the materials in advance of the meetings of the Board and its Committees to be prepared to discuss meeting topics.

Loyalty and Ethics.  In their roles as directors, all directors owe a duty of loyalty to the Company. This duty of loyalty mandates that the best interests of the Company take precedence over any interest possessed by a director. The Company has adopted a Code of Conduct for Senior Executives (the “Senior Executive Code”). Certain portions of the Senior Executive Code deal with activities of directors, particularly with respect to potential conflicts of interest, the taking of corporate opportunities for personal use, and transactions in the securities of the Company.

Confidentiality.  Board and committee discussions shall be confidential. Each director shall maintain the confidentiality of information received in connection with his or her service as a director.

Number of Independent Directors on Board.  A majority of the Board shall be independent.

Determination of Director Independence.  The Board of Directors reviews the status of each director and determines whether directors meet independence requirements. To assist the directors in making determinations of director independence, the Board has adopted a definition of director independence which is included at the end of these guidelines.

Director Compensation.  Non-employee directors receive compensation for their board service. Employee directors do not receive compensation for their board service. The Nominating & Strategy Committee reviews directors’ remuneration and recommends any changes to the Board.

Board and Committee Meetings.  There are four regularly scheduled Board meetings each year; additional meetings may be held as needed. The Chairman presents an agenda at the beginning of each meeting and additional agenda items may be added as needed. Committees prepare their own calendar of meetings and agendas. Materials for Board and committee meetings are distributed in advance to the extent reasonably possible.

Committees.  The Board has three standing committees: Nominating & Strategy, Audit and Compensation. Only independent directors may serve on the Audit and Compensation Committees.

Executive Sessions.  The non-management directors meet in executive session regularly. Paul Manley and Cesar Alvarez shall rotate as the presiding directors for executive sessions of the non-management directors.

Director Access to Management.  All directors shall be free to contact the CEO at any time to discuss any aspect of the Company’s business and shall also have access to other members of the Company’s senior management. Such members of senior management who are not Board members, as well as the leadership of the Company’s subsidiaries, may be invited to attend Board and committee meetings to participate and to provide a greater understanding of the Company’s activities.

Director Access to Independent Advisors.  The Audit Committee confers with the Board regarding the retention of, and meets regularly with, the Company’s outside auditors, and is responsible for the appointment, compensation, retention and oversight of the work of the Company’s outside auditors and approves any significant audit or non-audit work by the Company’s outside auditors. The Chairperson of each committee has the sole authority to retain consultants or other experts to provide them advice.

Director Orientation & Education.  The Chairman of the Board shall provide orientation and education for directors, either individually or in group settings, which may include discussions of company history, strategies, opportunities and the like. Such discussions may be conducted at the Company or by travel in formal, informal or social settings (with or without spouses). Such orientation and education may also include members of senior management or with others who have business relationships with the Company.

Evaluations.  The Board evaluates its performance annually, led by the Nominating & Strategy Committee. Each committee evaluates its performance annually and reviews the results of its evaluation with the full Board.

Management Succession.  The Board will maintain succession planning policies and principles for CEO selection and performance review, as well as policies in the event of the CEO’s retirement or should something unexpectedly occur that prevents him to fulfill his duties.

Guidelines for Determining Director Independence

A director will be considered independent only if the Board has affirmatively determined that the director has no material relationship with the Company that would impair his or her independent judgment. The Board will review factors affecting independence at the time a director is proposed for election or re-election. In the process of making such determinations, the Board will consider the nature, extent and materiality of the director’s relationships with the Corporation and the Board will apply the following guidelines:

A director will be deemed not to be independent by the Board of Directors if the Board finds that:

(a)  a director is employed by the Company or a Director’s immediate family member is employed by the Company as an executive officer;

(b)  a director or a director’s immediate family member receives more than $60,000 per year in compensation from the Company, other than director and committee fees, pension or other forms of deferred compensation that is for prior service and not contingent upon continued service, compensation for former service as an interim Chairman or CEO, or compensation received by an immediate family member for service as an employee below the level of executive officer;

(c)  a director or a director’s immediate family member, who serves in a professional capacity, is affiliated with or employed by or as one of the Company’s current or previous internal or external auditors;

(d)  a director or a director’s immediate family member is employed as an executive officer by another entity whose compensation committee includes any executive of the Company;

(e)  a director is currently employed, or a director’s immediate family member is currently employed as an executive officer, by an entity (other than a charity) that makes payments to, or receives payments from, the Corporation for goods or services in an amount that exceeds, in a single fiscal year, the greater of $200,000 or two percent of that entity’s consolidated gross revenues; or

(f)  any of the situations described in (a), (b), (c), (d) or (e) above existed within the past three years.

Additionally, the Company will disclose in its Annual Proxy Statement any charitable contributions to any charitable organization in which a director serves as an executive officer, if within the preceding three years, contributions, excluding matching gifts, in a single fiscal year exceeded the greater of $1 million or two percent of the charitable organization’s consolidated gross revenues, and, in such case, the Board will consider the materiality of such contributions.

A Director will be deemed not to be independent by the Board of Directors if the Board finds that a Director has material business arrangements with the Company which would jeopardize the Director’s judgment. The Board will review for materiality all business arrangements between the Company and the Director and all business arrangements between the Company and an entity for which the Director serves as an officer or general partner or owns more than five percent. Arrangements are not material and not likely to jeopardize the Director’s judgment, and thereby his/her independence, if:

(a)  the arrangements are usually and customarily offered to customers by the Corporation;

(b)  the arrangements are offered on substantially similar terms as those prevailing at the time for comparable transactions with other customers under similar circumstances;

(c)  in the event that (i) a proposed arrangement were not made or (ii) an existing arrangement were terminated in the normal course of business, that action would not reasonably be expected to have a material and adverse effect on the financial condition, results of operations, or business of the recipient;

In applying the factors listed in (a) through (c) above, the Board will consider such other factors as it may deem necessary to arrive at sound determinations as to the independence of each Director, and such factors may override the conclusions of independence or non-independence that would be reached simply by applying the guidelines. In such cases, the basis for independence determinations will be disclosed in the Company’s Annual Proxy Statement.

The Board of Directors of the Corporation have adopted these guidelines for determining the independence of directors; the guidelines are consistent with Securities and Exchange Commission rules implementing the Sarbanes-Oxley Act of 2002 and with NYSE and AMEX Listing Standards. The Board has determined that a substantial majority of the directors is independent and that all of the directors serving on the Audit and Compensation Committee are independent.

Exhibit 1

WATSCO, INC.
SECOND AMENDED AND RESTATED 1996 QUALIFIED
EMPLOYEE STOCK PURCHASE PLAN

TABLE OF CONTENTS

1.	Effective Date and Purpose of the Plan	I-1
2.	Definitions	I-1
3.	Eligibility	I-2
4.	Participation	I-2
5.	Common Stock Available Under the Plan	I-2
6.	Purchases of Common Stock	I-2
7.	Investing in the Plan	I-2
8.	Limitation on Purchases	I-3
9.	Changing Payroll Deductions	I-3
10.	Rights as a Shareholder	I-3
11.	Accounts	I-3
12.	Delivery of Share Certificates; Restriction on Transfer	I-3
13.	No Transfer Rights	I-4
14.	Administration	I-4
15.	Designation of Beneficiary	I-4
16.	Selling Stock	I-4
17.	Shareholder Approval	I-4
18.	Amendments	I-4
19.	Termination of Plan	I-5
20.	Laws and Regulations; Governing Law	I-5
21.	Employment Termination; Participant Retirement; Death	I-5
22.	Employment	I-6
23.	Use of Funds; No Interest Paid	I-6
24.	Additional Restrictions of Rule 16b-3	I-6
25.	Adjustments Upon Changes in Capitalization	I-6

WATSCO, INC.
SECOND AMENDED AND RESTATED 1996 QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

1.	Effective Date and Purpose of the Plan

The effective date of the Watsco, Inc. 1996 Qualified Employee Stock Purchase Plan (the “Plan”) is July 1, 1996. The purpose of the Plan is to encourage ownership of Watsco, Inc. Common Stock by eligible employees of the Company, thereby enhancing employee interest in the success and progress of Watsco. The Plan provides the opportunity to invest in such stock at a discounted price through payroll deductions or lump-sum cash contributions. The Plan is intended to comply with Section 423 of the Code.

2.	Definitions

For purposes of the Plan, the following terms used in this document have the meanings defined below:

“Account” — a separate account maintained by the Custodian for each Participant which reflects the number of shares of Common Stock purchased under the Plan by each Participant.

“Agent, Custodian and Recordkeeper” — Wachovia Bank, N.A. or such other custodial agent as may be appointed by the Committee.

“Business Day” — a day on which there is trading on the New York Stock Exchange.

“Code” — the Internal Revenue Code of 1986, including any amendments.

“Committee” — the Compensation Committee of the Board of Directors of Watsco, Inc.

“Common Stock” — Watsco, Inc.’s $.50 par value, Common Stock, presently traded on the NYSE.

“Company” — Watsco, Inc. and any of its subsidiaries (within the meaning of Section 424(f) of the Code) whose employees are designated by the Committee as being Eligible Employees.

“Compensation” — the amount of a Participant’s base wages, overtime, commissions and cash bonuses, before giving effect to any reductions made in connection with any plans described in Section 401(k) or Section 125 of the Code.

“Eligible Employees” — an employee of the Company who is eligible to participate in the Plan in accordance with Section 3.

“Entry Date” — the first Business Day of each Purchase Period.

“Exchange Act” — The Securities Exchange Act of 1934, as amended.

“Fair Market Value” — the value of a share of Common Stock on any Business Day shall be the closing price of the Common Stock as published in the NYSE listing for such day; in the event such prices are not published, the Fair Market Value shall be the most recent published price available.

“NYSE” — the New York Stock Exchange.

“Participant” — each Eligible Employee who has elected to have amounts deducted from his or her Compensation and/or contributes lump-sum amounts to participate in this Employee Stock Purchase Plan.

“Purchase Date” — the first Business Day after the month end of each Purchase Period on which it is administratively possible to execute the purchase, but no more than five business days after the end of each Purchase Period.

“Purchase Period” — each of the three calendar month periods ending on the last day of March, June, September and December. The initial Purchase Period of the Plan shall begin on July 1, 1996 and end on September 30, 1996.

“Purchase Price” — the lesser of: the Fair Market Value of a share of Common Stock on the Entry Date, less 15%; or the Fair Market Value of a share of Common Stock on the last day of the Purchase Period less 15%.

“Watsco” — Watsco, Inc., a Florida corporation.

3.	Eligibility

An employee of the Company shall be eligible to participate in the Plan if, at the beginning of the Purchase Period, the employee has completed 90 days of continuous employment and is regularly scheduled to work for the Company at least 20 hours per week and more than 5 months per year. No employee shall be eligible to participate in the Plan if, immediately after the Entry Date, the employee (or any other person whose stock would be attributed to the employee pursuant to Section 424(d) of the Code) would own stock and/or options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of Watsco or any parent company or subsidiaries thereof.

4.	Participation

Participation in the Plan is voluntary. An eligible employee may elect to participate by completing an enrollment form and returning it to the payroll department of Watsco (or any subsidiary of Watsco that employs the employee). The payroll deductions will start at the beginning of the next Purchase Period. The completed enrollment form must be received by the payroll department no later than 15 days prior to the beginning of a Purchase Period.

Purchase Periods begin on January 1, April 1, July 1 and October 1 of each year. The Committee shall have the power to change the duration of the Purchase Period with respect to any future Purchase Period without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Purchase Period to be affected. So long as the Plan remains in effect, once an eligible employee enrolls, he/she will automatically continue participation in subsequent Purchase Periods on the same basis, unless he/she elects to change deduction amounts, withdraws or becomes ineligible.

5.	Common Stock Available Under the Plan

The maximum number of shares of Common Stock which may be purchased under the Plan is 900,000, subject to adjustment in the event of any capital change by reason of any stock dividend or split, recapitalization, merger in which Watsco is the surviving entity, combination or exchange of shares or similar corporate change. In such an event, the number and type of shares of Watsco which Participants may purchase under the Plan, and the maximum number of shares which may be purchased under the Plan, will be adjusted, as appropriate, by the Board of Directors described in Section 25.

6.	Purchases of Common Stock

On the Purchase Date for each Purchase Period, whole and fractional shares will be purchased for each Participant with the accumulated Participant payroll deductions and/or with any lump-sum amounts contributed by the Eligible Employee. The Purchase Price is equal to the lesser of 85% of the Fair Market Value of a share of Common Stock on the Entry Date, or 85% of the Fair Market Value of a share of Common Stock on the last day of the Purchase Period. Additionally, commission charges relating to the purchase of Common Stock under the Plan will be paid by the Company.

7.	Investing in the Plan

Plan elections for payroll deductions or lump-sum cash contributions must be made in whole dollar amounts. The minimum dollar amount is $10.00 per payroll period for employees that are paid weekly and $20.00 per pay period for employees that are paid either bi-weekly or semi-monthly. If an employee elects to make a lump-sum contribution, the minimum cash payment is $100 per Purchase Period.

8.	Limitation on Purchases

The Fair Market Value of Common Stock that a Participant has the right to purchase under the Plan cannot exceed $25,000 in one calendar year. This limitation is based on calculating the Fair Market Value at the beginning of each Purchase Period.

9.	Changing Payroll Deductions

A Participant’s elected payroll deduction may be increased or decreased effective with the next Purchase Period. The form must be received by the payroll department no later than 15 days prior to the next Purchase Period. Changes will not become effective during a Purchase Period.

Participants may, however, cease deductions or obtain a refund of his/her lump-sum contribution during a Purchase Period so long as notice is received by the payroll department prior to the Purchase Date. If a Participant ceases deductions during a Purchase Period or requests the refund of a lump-sum contribution, the deductions already taken or the amount of the lump-sum contribution made will be refunded to the Participant as soon as practicable. The Participant would not be eligible to participate again until the Purchase Period after the one in which he/she withdrew. In order to rejoin the Plan, a new enrollment form must be submitted.

10.	Rights as a Shareholder

From the initial Purchase Date of shares of Common Stock and thereafter (unless and until the Participant sells the Common Stock), the Participant shall have all the rights and privileges of a stockholder of Watsco with respect to the shares of Common Stock purchased by the Participant. Proxy information will be provided for each stockholders’ meeting, so that each Participant may have his/her full and fractional shares voted in accordance with their instructions.

11.	Accounts

Wachovia Bank, N.A. has been appointed Custodian for the Plan. The Custodian will maintain an Account for each Participant. A statement or confirmation will be issued following the purchase of shares of Common Stock, which will include the number of full or fractional shares (rounded to three decimal places) purchased for the Participant at the end of each Purchase Period, the total number of shares owned by the Participant under the Plan and the cost per share.

12.	Delivery of Share Certificates; Restriction on Transfer

As soon as practicable after each Purchase Date, the Custodian shall issue a certificate representing the total number of whole shares of Common Stock for aggregate purchases of all of the Participants hereunder. Any remaining amount, representing a fractional share that may not be certificated shall be carried forward to the next date of exercise for certification as a part of a whole share.

Except as hereinafter provided, for a period of 12 months after each Entry Date for each Purchase Period in which the Participant purchases stock (the “Restriction Period”), the shares of Common Stock purchased for that Purchase Period may not be sold, transferred or disposed of by the Participant other than upon death by will or the laws of descent and distribution or to immediate family members or trusts established for their benefit. Such restriction shall not apply to the transfer of such shares pursuant to a plan of reorganization of the Company, but the stock, securities or other property received in exchange therefore shall also become subject to the same transfer restrictions applicable to the original shares of Common Stock, and shall be held by the Custodian pursuant to the provisions hereof.

Upon expiration of the Restriction Period, the transfer restrictions shall cease to apply and the Participant may direct the sale of some or all of the whole shares of Common Stock in his/her Account that are not then subject to transfer restrictions.

13.	No Transfer Rights

The rights granted under this Plan may not be assigned or transferred under any circumstances other than by will or the laws of descent and distribution, and are exercisable during a Participant’s lifetime only by the Participant.

14.	Administration

The Plan is administered by the Committee. The members of the Committee are not eligible to participate in the Plan. The Committee has the authority to interpret the Plan and to establish rules and regulations for its administration, and the decisions and interpretations by the Committee shall be final, conclusive and binding upon all Participants. The Committee has the authority to delegate the day-to-day administration of the Plan.

15.	Designation of Beneficiary

A Participant may file a written designation of a beneficiary who is to receive any shares and cash in the Participant’s Account, as well as any uninvested cash, if any, in the event of such Participant’s death. A Participant’s beneficiary designation may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares and/or cash to the executor of the Participant’s estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16.	Selling Stock

The Plan is intended to provide Participants with an ownership interest in Watsco as an investment. However, once the Restriction Period described in Section 12 has elapsed, Participants may sell shares of Common Stock purchased under the Plan by completing and submitting the appropriate form to the payroll department. Participants will be responsible for payment of a commission per share of Common Stock sold.

Restrictions may apply to the sale of shares of Common Stock by certain officers and executives of the Company and those having similar responsibilities, who are subject to Watsco’s Code of Conduct for Senior Executives.

17.	Shareholder Approval

The Plan was effective on July 1, 1996. This amendment and restatement of the Plan shall be effective as of April 1, 2005, subject to approval by the shareholders of Watsco in accordance with applicable law and the requirements of Section 423 of the Code. Participation in the Plan may continue, prior to receipt of shareholder approval of this amendment and restatement, provided that, if shareholder approval is not received, no shares of Common Stock shall be purchased under the Plan beyond the limit as in effect under Section 5 of the Plan prior to the effective date of this amendment and restatement. In addition, to the extent necessary to comply with Rule 16b-3 of the Exchange Act or under Section 423 of the Code or other applicable law, the Committee shall obtain approval of the shareholders of Watsco of any Plan or any Plan amendment in such a manner and to such a degree as required.

18.	Amendments

The Committee may at any time, or from time to time, amend the Plan in any respect, except that, without approval of the shareholders of Watsco, no amendment may be made (a) increasing the number of shares which may be purchased under the Plan (other than provided in Section 5 herein), or (b) if and to the extent shareholder approval is required, to comply with Section 423 of the Code, Rule 16b-3 of the Exchange Act, or any other applicable law or regulation.

19.	Termination of the Plan

The Plan and all rights hereunder shall terminate on the earliest of:

—	the date on which the maximum number of shares of Common Stock available for purchase under the Plan has been purchased;

—	the termination of the Plan by the Committee;

—	the effective date of any consolidation or merger in which Watsco is not the surviving entity, any exchange or conversion of outstanding shares of Watsco for or into securities of another entity or other consideration, or any complete liquidation of Watsco.

Upon termination of the Plan, any full shares in the Participant’s account together with a cash amount for any fractional shares shall be delivered by the Custodian to the Participant or his/her legal representative as soon as practicable following such termination.

20.	Laws and Regulations; Governing Law

Notwithstanding any other provision of the Plan, the rights of Participants to purchase Common Stock hereunder shall be subject to all applicable Federal, state, and foreign laws, rules and regulations and the rules of each stock exchange upon which the Common Stock is from time to time listed.

As a condition to issuing any shares, the Company may require the Participant to represent and warrant at the time of any such issuance that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

The Company may make such provisions as it deems appropriate for withholding by the Company pursuant to federal or state tax laws of such amounts as the Company determines it is required to withhold in connection with the purchase or sale by a Participant of any Common Stock acquired pursuant to the Plan. The Company may require a Participant to satisfy any relevant tax requirements before authorizing any issuance of Common Stock to such Participant.

The Plan and purchase of Common Stock hereunder shall be subject to additional rules and regulations, not inconsistent with the Plan, that may be promulgated from time to time by the Committee regarding the purchases and sales of Common Stock.

The validity, construction and effect of the Plan and any rules and regulations relating to the Plan will be determined in accordance with the laws of the State of Florida, without giving effect to principles of conflicts of laws, and applicable Federal law.

21.	Employment Termination; Participant Retirement; Death

Disposition of Account Upon Termination of Employment Other Than Retirement or Death-

If the employment of a Participant terminates for any reason other than retirement or death, his/her participation in the Plan terminates automatically as of the date of the termination of employment. The Company shall promptly refund the amount of any uninvested amounts held under the Plan. In addition, upon termination of employment, for Participants with fewer than 100 restricted shares in his/her account, the Custodian, as soon as is practicable following notification, shall sell all whole shares of Common Stock in the Participant’s Account and any fractional shares shall also be converted into cash. Such proceeds (less commissions and/or service charges) upon sale of the whole shares together with the cash from the conversion of such fractional shares shall be delivered to the Participant. For participants with 100 shares or greater in his/her Account, the Participant may elect to request that the Custodian issue a share certificate for some or all of such shares in the Account, or, for shares that are not then subject to the Restriction Period set forth in Section 12, may request that such shares be sold. Such disposition of shares shall not apply to Participants that are subject to Rule 16b-3 requirements; such participants may obtain certificates for any whole shares held in his/her Account upon notification to the Custodian.

Disposition of Shares Upon Termination by Retirement —

A Participant, upon attainment of age 65 and retirement from the Company, may by written notice to the Company, request a certificate for any whole shares held in the Account. Unless such a request is received upon notification of retirement, the shares will be subject to sale upon termination of employment as described above.

Disposition of Shares Upon Death —

Upon the death of the Participant, shares will be disposed of in accordance with Section 15.

22.	Employment

The Plan shall not confer any rights of continued employment upon any employee of the Company.

23.	Use of Funds; No Interest Paid

All funds received by the Company under the Plan shall be included in the general funds of the Company and may be used for any corporate purpose. No interest shall be paid to any Participant or credited to his/her account under the Plan.

24.	Additional Restrictions of Rule 16b-3

Persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3 of the Exchange Act or any successor provision. This Plan shall be deemed to contain such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions. In the event that Rule 16b-3 provides specific requirements for the administrators of plans of this type, the Plan shall only be administered by such body and in such a manner as to comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any Committee or person that is not “disinterested” as that term is used in Rule 16b-3.

25.	Adjustments Upon Changes in Capitalization

Subject to any required action by the stockholders of Watsco, the number of shares of Common Stock issued pursuant to the Plan and the number of shares of Common Stock which have been authorized but are unissued under the Plan (collectively, the “Reserves”), as well as the price per share of Common Stock at which such shares may be purchased, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by Watsco; provided, however, that conversion of any convertible securities of Watsco shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by Watsco of shares of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject the Plan.

In the event of the proposed dissolution or liquidation of Watsco, the Purchase Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In the event of a proposed sale of all or substantially all of the assets of Watsco, or the merger of Watsco with or into another corporation, shares under the Plan shall be assumed or an equivalent share shall be assumed or substituted by such successor corporation or a parent or subsidiary of such successor corporation.

The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that Watsco effects one or more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of Watsco being consolidated with or merged into any other corporation.

WATSCO, INC.
2665 South Bayshore Drive, Suite 901
Coconut Grove, Florida 33133

PROXY FOR COMMON STOCK
2005 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ALBERT H. NAHMAD and BARRY S. LOGAN and each of them, the proxy and true and lawful attorneys and agents for and in the name of the undersigned, with full power of substitution for and in the name of the undersigned, to vote all shares of common stock, par value $.50, of WATSCO, INC., a Florida corporation (the “Company”), the undersigned is entitled to vote at the 2005 Annual Meeting of Shareholders of the Company to be held at the St. Regis Hotel, Two East 55thStreet, New York, New York on  Friday, May 27, 2005, at 8:30 a.m. local time, and at any and all adjournments thereof, on the following matters:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS SET FORTH  BELOW.

          The undersigned hereby instructs said proxies or their substitutes:

(1)

FOR [   ] WITHHOLD VOTE [   ] To elect Robert H. Dickinson as a common stock director to serve until the annual meeting of shareholders in 2006 and to elect Sherwood M. Weiser as a common stock director until the annual meeting of shareholders in 2008 or until their successors are duly elected and qualified, except vote withheld from the following nominee(s)
_______________ (if any).

(2)

FOR [   ] AGAINST (    ) WITHHOLD VOTE [   ] the proposal to approve, adopt and ratify amendments to the Company’s Second Amended and Restated 1996 Qualified Employee Stock Purchase Plan to, among other items, increase the amount of shares of Common Stock of the Company reserved for issuance from 800,000 to 900,000 shares; and

(3)	In their discretion, on any other matters which may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

(SEE REVERSE SIDE)

(CONTINUED FROM OTHER SIDE)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS.

The undersigned hereby acknowledges receipt of (i) the Company's 2004 Annual Report to Shareholders, (ii) the Proxy Statement and (iii) the Notice of Annual Meeting dated April 29, 2005.

Date:	, 2005

Please sign exactly as your name appears hereon. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or partnership, the proxy should be signed in full corporate or partnership name by a duly authorized officer or partner as applicable. No postage is required if mailed within the United States.

WATSCO, INC.
2665 South Bayshore Drive, Suite 901
Coconut Grove, Florida 33133

PROXY FOR CLASS B COMMON STOCK
2005 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ALBERT H. NAHMAD and BARRY S. LOGAN and each of them, the proxy and true and lawful attorneys and agents for and in the name of the undersigned, with full power of substitution for and in the name of the undersigned, to vote all shares of Class B common stock, par value $.50, of WATSCO, INC., a Florida corporation (the “Company”), the undersigned is entitled to vote at the 2005 Annual Meeting of Shareholders of the Company to be held at the St. Regis Hotel, Two East 55thStreet, New York, New York on  Friday, May 27, 2005, at 8:30 a.m. local time, and at any and all adjournments thereof, on the following matters:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS SET FORTH  BELOW.

          The undersigned hereby instructs said proxies or their substitutes:

(1)

FOR [   ] WITHHOLD VOTE [   ] To elect Frederick H. Joseph as a Class B common stock director to serve until the annual meeting of shareholders in 2007 and to elect Paul F. Manley and Bob L. Moss as Class B common stock directors until the annual meeting of shareholders in 2008 or until their successors are duly elected and qualified, except vote withheld from the following nominee(s)
_______________ (if any).

(2)

FOR [   ] AGAINST (    ) WITHHOLD VOTE [   ] the proposal to approve, adopt and ratify amendments to the Company’s Second Amended and Restated 1996 Qualified Employee Stock Purchase Plan to, among other items, increase the amount of shares of Common Stock of the Company reserved for issuance from 800,000 to 900,000 shares; and

(3)	In their discretion, on any other matters which may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

(SEE REVERSE SIDE)

(CONTINUED FROM OTHER SIDE)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS.

The undersigned hereby acknowledges receipt of (i) the Company's 2004 Annual Report to Shareholders, (ii) the Proxy Statement and (iii) the Notice of Annual Meeting dated April 29, 2005.

Date:	, 2005

Please sign exactly as your name appears hereon. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or partnership, the proxy should be signed in full corporate or partnership name by a duly authorized officer or partner as applicable. No postage is required if mailed within the United States.